                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

              ___ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)


                      DEUTSCHE BANK TRUST COMPANY AMERICAS
               (Exact name of trustee as specified in its charter)


60 Wall Street                                                       13-4941247
New York, New York 10005                                       (I.R.S. Employer
(Address of principal                                       Identification No.)
executive offices)


                           Crusade Management Limited
               (Exact name of obligor as specified in its charter)


AUSTRALIA                                                    ABN 90 072 715 916
(State or other jurisdiction of                                (I.R.S. Employer
Incorporation or organization)                              Identification No.)



Level 4
4-16 Montgomery Street
Kogarah NSW 2217
Australia                                                                    HA
(Address of principal executive offices)                             (Zip Code)

                  Class A-1 Mortgage Backed Floating Rate Notes
                       (Title of the Indenture Securities)

Item 1. General Information.

Furnish the following information as to the trustee:


(a) Name and address of each examining or supervising authority to which it is subject.


NAME                                                                    ADDRESS
Office of the Comptroller                                    1114 Avenue of the
of the Currency                                            Americas, Suite 3900
                                                       New York, New York 10036

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation. None.

Item 16. List of Exhibits

Exhibit 1 -
Restated Organization Certificate as amended.

Exhibit 2 -
Certificate of Good Standing From the State of New York, Banking Department dated December 16, 2003.

Exhibit 3 -
Existing By-Laws of Deutsche Bank Trust Company Americas dated April 15, 2002.

Exhibit 4 -
Not Applicable.

Exhibit 5 -
Consent of Deutsche Bank Trust Company Americas required by Section 321(b) of the Act.

Exhibit 6 -
Reports of Condition of Deutsche Bank Trust Company Americas dated as of September 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank Trust Company Americas, a banking corporation, organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 4th day of February, 2004.


                                     Deutsche Bank Trust Company Americas
                                     By: /s/ Ronaldo Reyes
                                         ---------------------------------------
                                     Ronaldo Reyes
                                     Assistant Vice President

                                    EXHIBIT 1

                                    RESTATED
                            ORGANIZATION CERTIFICATE
                                       OF
                              BANKERS TRUST COMPANY

                          -----------------------------

                               UNDER SECTION 8007

                               OF THE BANKING LAW

                          -----------------------------






                              BANKERS TRUST COMPANY
                               130 LIBERTY STREET
                               NEW YORK, NY 10006

                        RESTATED ORGANIZATION CERTIFICATE
                                       OF
                              BANKERS TRUST COMPANY
                      Under Section 8007 of the Banking Law

                                 --------------

     We, James T. Byrne, Jr. and Lea Lahtinen being respectively a Managing Director and Secretary and a Vice President and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of the corporation was filed by the Superintendent of Banks of the State of New York on March 5, 1903.

     3. The text of the organization certificate, as amended heretofore, is hereby restated without further amendment or change to read as herein set forth in full, to wit:

                          "CERTIFICATE OF ORGANIZATION

                                       of

                              BANKERS TRUST COMPANY

     KNOW ALL MEN BY THESE PRESENTS That we, the undersigned, JAMES A. BLAIR, JAMES G. CANNON. E. C. CONVERSE, HENRY P. DAVISON, GRANVILLE W. GARTH, A. BARTON HEPBURN, WILLIAM LOGAN, GATES W. MCGARRAH, GEORGE W. PERKINS, WILLIAM H. PORTER, JOHN F. THOMPSON, ALBERT H. WIGGIN, SAMUEL WOOLVERTON and EDWARD F.C. YOUNG, all being persons of full age and citizens of the United States, and a majority of us being residents of the State of New York, desiring to form a corporation to be known as a Trust Company, do hereby associate ourselves together for that purpose under and pursuant to the laws of the State of New York, and for such purpose we do hereby, under our respective hands and seals, execute and duly, acknowledge this Organization Certificate in duplicate, and hereby specifically state as follows, to wit:

     I. The name by which the said corporation shall be known is Bankers Trust Company.

     II. The place where its business is to be transacted is the City of New York, in the State of New York.

     III. Capital Stock: The amount of capital stock which the corporation is hereafter to have is Three Billion One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($3,001,666,670), divided into Two Hundred Million, One. Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (200,166,667) shares with a par value of $10 each designated as Common Stock and 1,000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock.

     (a) Common Stock

     1. Dividends: Subject to all of the rights of the Series Preferred Stock, dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends.

     2. Voting Rights: Except as otherwise expressly provided with respect to the Series Preferred Stock or with respect to any series of the Series Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock being entitled to one vote for each share thereof held.

     3. Liquidation: Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of the Series Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for the payment in full set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Series Preferred Stock.

     4. Preemptive Rights: No holder of Common Stock of the corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, or any securities convertible into, exchangeable for or carrying rights or options to purchase stock, of any class or series whatsoever, whether now or hereafter authorized, and whether issued for cash or other consideration, or by way of dividend or other distribution.

     (b) Series Preferred Stock

     1. Board Authority: The Series Preferred Stock may be issued from time to time by the Board of Directors as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Series Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or may differ from those of any other series. The Board of Directors of the corporation is hereby expressly granted authority, subject to the provisions of this Article III, to issue from time to time Series Preferred Stock in one or more series and to fix from time to time before issuance thereof, by filing a certificate pursuant to the Banking Law, the number of shares in each such series of such class and all designations, relative rights (including the right, to the extent permitted by law, to convert into shares of any class or into shares of any series of any class), preferences and limitations of the shares in each such series, including, but without limiting the generality of the foregoing, the following:

         (i) The number of shares to constitute such series (which number may at any time, or from time to time, be increased or decreased by the Board of Directors, notwithstanding that shares of the series may be outstanding at the time of such increase or decrease, unless the Board of Directors shall have otherwise provided in creating such series) and the distinctive designation thereof;

         (ii) The dividend rate on the shares of such series, whether or not dividends on the shares of such series shall be cumulative, and the date or dates, if any, from which dividends thereon shall be cumulative;

         (iii) Whether or not the shares of such series shall be redeemable, and, if redeemable,. the date or dates upon or after which they shall be redeemable, the amount or amounts per share (which shall be, in the case of each share, not less than its preference upon involuntary liquidation, plus an amount equal to all dividends thereon accrued and unpaid, whether or not earned or declared) payable thereon in the case of the redemption thereof, which amount may vary at different redemption dates or otherwise as permitted by law;

         (iv) The right, if any, of holders of shares of such series to convert the same into, or exchange the same for. Common Stock or other stock as permitted by law, and the terms and conditions of such conversion or exchange, as well as provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

         (v) The amount per share payable on the shares of such series upon the voluntary and involuntary liquidation, dissolution or winding up of the corporation;

         (vi) Whether the holders of shares of such series shall have voting power, full or limited, in addition to the voting powers provided by law and, in case additional voting powers are accorded, to fix the extent thereof; and

         (vii) Generally to fix the other rights and privileges and any qualifications, limitations or restrictions of such rights and privileges of such series, provided, however, that no such rights, privileges, qualifications, limitations or restrictions shall be in conflict with the organization certificate of the corporation or with the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of which there are shares outstanding.

     All shares of Series Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Series Preferred Stock of all series shall be of equal rank and shall be identical in all respects except that to the extent not otherwise limited in this Article III any series may differ from any other series with respect to any one or more of the designations, relative rights, preferences and limitations described or referred to in subparagraphs (i) to (vii) inclusive above.

     2. Dividends: Dividends on the outstanding Series Preferred Stock of each series shall be declared and paid or set apart for payment before any dividends shall be declared and paid or set apart for payment on the Common Stock with respect to the same quarterly dividend period. Dividends on any shares of Series Preferred Stock shall be cumulative only if and to the extent set forth in a certificate filed pursuant to law. After dividends on all shares of Series Preferred Stock (including cumulative dividends if and to the extent any such shares shall be entitled thereto) shall have been declared and paid or set apart for payment with respect to any quarterly dividend period, then and not otherwise so long as any shares of Series Preferred Stock shall remain outstanding, dividends may be-declared and paid or set apart for payment with respect to the same quarterly dividend period on the Common Stock out the assets or funds of the corporation legally available therefor.

     All shares of Series Preferred Stock of all series shall be of equal rank, preference and priority as to dividends irrespective of whether or not the rates of dividends to which the same shall be entitled shall be the same and when the stated dividends are not paid in full, the shares of all series of the Series Preferred Stock shall share ratably in the payment thereof in accordance with the sums which would be payable on such shares if all dividends were paid in full, provided, however, that any two or more series of the Series Preferred Stock may differ from each other as to the existence and extent of the right to cumulative dividends, as aforesaid.

     3. Voting Rights: Except as otherwise specifically provided in the certificate filed pursuant to law with respect to any series of the Series Preferred Stock, or as otherwise provided by law, the Series Preferred Stock shall not have any right to vote for the election of directors or for any other purpose and the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes.

     4. Liquidation: In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, each series of Series Preferred Stock shall have preference and priority over the Common Stock for payment of the amount to which each outstanding series of Series Preferred Stock shall be entitled in accordance with the provisions thereof and each holder of Series Preferred Stock shall be entitled to be paid in full such amount, or have a sum sufficient for the payment in full set aside, before any payments shall be made to the holders of the Common Stock. If, upon liquidation, dissolution or winding up of the corporation, the assets of the corporation or proceeds thereof, distributable among the holders of the shares of all series of the Series Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable if all amounts payable thereon were paid in full. After the payment to the holders of Series Preferred Stock of all such amounts to which they are entitled, as above provided, the remaining assets and funds of the corporation shall be divided and paid to the holders of the Common Stock.

     5. Redemption: In the event that the Series Preferred Stock of any series shall be made redeemable as provided in clause (iii) of paragraph l of section
(b) of this Article III, the corporation, at the option of the Board of Directors, may redeem at any time or times, and from time to time, all or any part of any one or more series of Series Preferred Stock outstanding by paying for each share the then applicable redemption price fixed by the Board of Directors as provided herein, plus an amount equal to accrued and unpaid dividends to the date fixed for redemption, upon such notice and terms as may be specifically provided in the certificate filed pursuant to law with respect to the series.

     6. Preemptive Rights: No holder of Series Preferred Stock of the corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, or any securities convertible into, exchangeable for or carrying rights or options to purchase stock of any class or series whatsoever, whether now or hereafter authorized, and whether issued for cash or other consideration, or by way of dividend.

     (c) Provisions relating to Floating Rate Non-Cumulative Preferred Stock, Series A. (Liquidation value $1,000,000 per share.)

     1. Designation: The distinctive designation of the series established hereby shall be "Floating Rate Non-Cumulative Preferred Stock, Series A" (hereinafter called "Series A Preferred Stock").

     2. Number: The number of shares of Series A Preferred Stock shall initially be 250 shares. Shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the corporation shall be cancelled and shall revert to authorized but unissued Series Preferred Stock undesignated as to series.

     3. Dividends:

     (a) Dividend Payment Dates. Holders of the Series A Preferred Stock shall be entitled to receive non-cumulative cash dividends when, as and if declared by the Board of Directors of the corporation, out of funds legally available therefor, from the date of original issuance of such shares (the "Issue Date") and such dividends will be payable on March 28, June 28, September 28 and December 28 of each year ("Dividend Payment Date") commencing September 28, 1990, at a rate per annum as determined in paragraph 3(b) below. The period beginning on the Issue Date and ending on the day preceding the first Dividend Payment Date and each successive period beginning on a Dividend Payment Date and ending on the day preceding the next succeeding Dividend Payment Date is herein called a "Dividend Period". If any Dividend Payment Date shall be, in The City of New York, a Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment will be postponed to the next succeeding business day with the same force and effect as if made on the Dividend Payment Date, and no interest shall accrue for such Dividend Period after such Dividend Payment Date.

     (b) Dividend Rate. The dividend rate from time to time payable in respect of Series A Preferred Stock (the "Dividend Rate") shall be determined on the basis of the following provisions:

     (i) On the Dividend Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date, as such rates appear on the Reuters Screen LIBO Page as of 11:00 A.M. London time, on such Dividend Determination Date. If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of such offered rates. If fewer than those offered rates appear, LIBOR in respect of such Dividend Determination Date will be determined as described in paragraph (ii) below.

     (ii) On any Dividend Determination Date on which fewer than those offered rates for the applicable maturity appear on the Reuters Screen LIBO Page as specified in paragraph (i) above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time are offered by three major banks in the London interbank market selected by the corporation at approximately 11:00 A.M., London time, on such Dividend Determination Date to prime banks in the London market. The corporation will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of such quotations. If fewer than two quotations are provided, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of the rates quoted by three major banks in New York City selected by the corporation at approximately 11:00 A.M., New York City time, on such Dividend Determination Date for loans in U.S. dollars to leading

European banks having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the corporation are not quoting as aforementioned in this sentence, then, with respect to such Dividend Period, LIBOR for the preceding Dividend Period will be continued as LIBOR for such Dividend Period.

     (iii) The Dividend Rate for any Dividend Period shall be equal to the lower of 18% or 50 basis points above LIBOR for such Dividend Period as LIBOR is determined by sections (i) or (ii) above.

     As used above, the term "Dividend Determination Date" shall mean, with respect to any Dividend Period, the second London Business Day prior to the commencement of such Dividend Period; and the term "London Business Day" shall mean any day that is not a Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or required by law or executive order to close and that is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     4. Voting Rights: The holders of the Series A Preferred Stock shall have the voting power and rights set forth in this paragraph 4 and shall have no other voting power or rights except as otherwise may from time to time be required by law.

     So long as any shares of Series A Preferred Stock remain outstanding, the corporation shall not, without the affirmative vote or consent of the holders of at least a majority of the votes of the Series Preferred Stock entitled to vote outstanding at the time, given in person or by proxy, either in writing or by resolution adopted at a meeting at which the holders of Series A Preferred Stock (alone or together with the holders of one or more other series of Series Preferred Stock at the time outstanding and entitled to vote) vote separately as a class, alter the provisions of the Series Preferred Stock so as to materially adversely affect its rights; provided, however, that in the event any such materially adverse alteration affects the rights of only the Series A Preferred Stock, then the alteration may be effected with the vote or consent of at least a majority of the votes of the Series A Preferred Stock; provided, further, that an increase in the amount of the authorized Series Preferred Stock and/or the creation and/or issuance of other series of Series Preferred Stock in accordance with the organization certificate shall not be, nor be deemed to be, materially adverse alterations. In connection with the exercise of the voting rights contained in the preceding sentence, holders of all series of Series Preferred Stock which are granted such voting rights (of which the Series A Preferred Stock is the initial series) shall vote as a class (except as specifically provided otherwise) and each holder of Series A Preferred Stock shall have one vote for each share of stock held and each other series shall have such number of votes, if any, for each share of stock held as may be granted to them.

     The foregoing voting provisions will not apply if, in connection with the matters specified, provision is made for the redemption or retirement of all outstanding Series A Preferred Stock.

     5. Liquidation: Subject to the provisions of section (b) of this Article III, upon any liquidation, dissolution or winding up of the corporation; whether voluntary or involuntary, the holders of the Series A Preferred Stock shall have preference and priority over the Common Stock for payment out of the assets of the corporation or proceeds thereof, whether from capital or surplus, of $1,000,000 per share (the "liquidation value") together with the amount of any dividends accrued and unpaid thereon, and after such payment the holders of Series A Preferred Stock shall be entitled to no other payments.

     6. Redemption: Subject to the provisions of section (b) of this Article III, Series A Preferred Stock may be redeemed, at the option of the corporation in whole or part, at any time or from time to time at a redemption price of $1,000,000 per share, in each case plus accrued and unpaid dividends to the date of redemption.

     At the option of the corporation, shares of Series A Preferred Stock redeemed or otherwise acquired may be restored to the status of authorized but unissued shares of Series Preferred Stock.

     In the case of any redemption, the corporation shall give notice of such redemption to the holders of the Series A Preferred Stock to be redeemed in the following manner: a notice specifying the shares to be redeemed and the time and place of redemption (and, if less than the total outstanding shares are to be redeemed, specifying the certificate numbers and number of shares to be redeemed) shall be mailed by first class mail, addressed to the holders of record of the Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear upon the books of the corporation, not more than sixty (60) days and not less than thirty (30) days previous to the date fixed for redemption. In the event such notice is not given to any shareholder such failure to give notice shall not affect the notice given to other shareholders. If less than the whole amount of outstanding Series A Preferred Stock is to be redeemed, the shares to be redeemed shall be selected by lot or pro rata in any manner determined by resolution of the Board of Directors to be fair and proper. From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the corporation in providing moneys at the time and place of redemption for the payment of the redemption price) all dividends upon the Series A Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders of said Series A Preferred Stock as stockholders in the corporation, except the right to receive the redemption price (without interest) upon-surrender of the certificate representing the Series A Preferred Stock so called for redemption, duly endorsed for transfer, if required, shall cease and terminate. The corporation's obligation to provide moneys in accordance with the preceding sentence shall be deemed fulfilled if, on or before the redemption date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation) having an office in the Borough of Manhattan, City of New York, having a capital and surplus of at least $5,000,000, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series A Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of two (2) years from such redemption date shall be released or repaid to the corporation, after which the holders of such shares of Series A Preferred Stock so called for redemption shall look only to the corporation for payment of the redemption price.

     IV. The name, residence and post office address of each member of the corporation are as follows:

      Name                           Residence             Post Office Address
      ----                           ---------             -------------------
JAMES A. BLAIR                  9 West 50th Street,         33 Wall Street,
                                    Manhattan,                 Manhattan,
                                   New York City              New York City

JAMES G. CANNON                72 East 54th Street,        14 Nassau Street,
                                    Manhattan,                 Manhattan,
                                   New York City              New York City

E.C. CONVERSE                   3 East 78th Street,          139 Broadway,
                                    Manhattan,                 Manhattan,
                                   New York City              New York City

HENRY P. DAVISON                    Englewood,               2 Wall Street,
                                    New Jersey                 Manhattan,
                                                              New York City

GRANVILLE W. GARTH             160 West 59th Street,        33 Wall Street,
                                   New York City               Manhattan,
                                                              New York City

A. BARTON HEPBURN              205 West 57th Street,        83 Cedar Street,
                                    Manhattan,                 Manhattan,
                                   New York City              New York City

WILLIAM LOGAN                       Montclair,             13 Nassau Street,
                                    New Jersey                 Manhattan,
                                                              New York City

GATES W. MCGARRAH               129 Riverside Ave.,         29 Wall Street,
                                    Manhattan,                 Manhattan,
                            New York City New York City

GEORGE W. PERKINS                   Riverdale,              23 Wall Street,
                                     New York                  Manhattan,
                                                              New York City

WILLIAM H. PORTER              56 East 67th Street,          270 Broadway,
                                    Manhattan,                 Manhattan,
                                   New York City              New York City

JOHN F. THOMPSON                      Newark,             143 Liberty Street,
                                    New Jersey                 Manhattan,
                                                              New York City

ALBERT H. WIGGIN               42 West 49th Street,          214 Broadway,
                                    Manhattan,                 Manhattan,
                                   New York City              New York City

SAMUEL WOOLVERTON                  Mount Vernon,            34 Wall Street,
                                     New York                  Manhattan,
                                                              New York City

EDWARD F. C. YOUNG              85 Glenwood Avenue,        1 Exchange Place,
                                   Jersey City,               Jersey City,
                                    New Jersey                 New Jersey


     V. The existence of the corporation shall be perpetual.

     VI. The subscribers, the members of the said corporation, do, and each for himself does, hereby declare that he will accept the responsibilities and faithfully discharge the duties of a director therein, if elected to act as such, when authorized in accordance with the provisions of the Banking Law of the State of New York.

     VII. The number of directors of the corporation shall be not less than 10 nor more than 25."

     4. The foregoing restatement of the organization certificate was authorized by the Board of Directors of the corporation at a meeting held on July 21, 1998.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 6th day of August, 1998.



                                          --------------------------------------
                                                             James T. Byrne, Jr.
                                                 Managing Director and Secretary



                                          --------------------------------------
                                                                    Lea Lahtinen
                                          Vice President and Assistant Secretary

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

     Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.


                                                    ----------------------------
                                                                    Lea Lahtinen



Sworn to before me this
6th day of August, 1998.



-----------------------------
      Notary Public

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                            ORGANIZATION CERTIFICATE

                                       OF

                              BANKERS TRUST COMPANY

                      Under Section 8005 of the Banking Law

                              --------------------

     We, James T. Byrne Jr., and Lea Lahtinen, being respectively the Secretary, and Vice President and an Assistant Secretary of Bankers Trust Company, do hereby certify:

     1. The name of corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903.

     3. Pursuant to Section 8005 of the Banking Law, attached hereto as Exhibit A is a certificate issued by the State of New York, Banking Department listing all of the amendments to the Organization Certificate of Bankers Trust Company since its organization that have been filed in the Office of the Superintendent of Banks.

     4. The organization certificate as heretofore amended is hereby amended to change the name of Bankers Trust Company to Deutsche Bank Trust Company Americas to be effective on April 15, 2002.

     5. The first paragraph number 1. of the organization certificate of Bankers Trust Company with the reference to the name of the Bankers Trust company, which reads as follows:

     "1. The name of the corporation is Bankers Trust Company."

is hereby amended to read as follows effective on April 15, 2002:

     "1. The name of the corporation is Deutsche Bank Trust Company Americas."

     6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 27th day of February, 2002.

                                         /S/  JAMES T. BYRNE JR.
                                         --------------------------------------
                                         James T. Byrne Jr.
                                         Secretary


                                         /S/  LEA LAHTINEN
                                         --------------------------------------
                                         Lea Lahtinen
                                         Vice President and Assistant Secretary

State of New York     )
                      : ss.
County of New York    )

     Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

                                         /S/  LEA LAHTINEN
                                         --------------------------------------
                                         Lea Lahtinen



Sworn to before me this 27th day
of February, 2002.



   /S/  SANDRA L. WEST
--------------------------------
        Notary Public


         [Notary Pubic Stamp]

                                                                       EXHIBIT A
                                                                       ---------


                                STATE OF NEW YORK
                               BANKING DEPARTMENT


     I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

     THAT, the records in the Office of the Superintendent of Banks indicate that BANKERS TRUST COMPANY is a corporation duly organized and existing under the laws of the State of New York as a trust company, pursuant to Article III of the Banking Law; and

     THAT, the Organization Certificate of BANKERS TRUST COMPANY was filed in the Office of the Superintendent of Banks on March 5, 1903, and such corporation was authorized to commence business on March 24, 1903; and

     THAT, the following amendments to its Organization Certificate have been filed in the Office of the Superintendent of Banks as of the dates specified:

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on January 14, 1905

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on August 4, 1909

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on February 1, 1911

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on June 17, 1911

          Certificate of Amendment of Certificate -of Incorporation providing for an increase in capital stock - filed on August 8, 1911

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on August 8, 1911

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on March 21, 1912

          Certificate of Amendment of Certificate of Incorporation providing for a decrease in number of directors - filed on January 15, 1915

          Certificate of Amendment of Certificate of Incorporation providing for a decrease in number of directors - filed on December 18, 1916

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on April 20, 1917

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on April 20, 1917

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 28, 1918

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 4, 1919

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed January 15, 1926

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on June 12, 1928

          Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed April 4, 1929

          Certificate of Amendment of Certificate of Incorporation providing for a minimum and maximum number of directors - filed on January 11, 1934

          Certificate of Extension to perpetual - filed on January 13, 1941

          Certificate of Amendment of Certificate of Incorporation providing for a minimum and maximum number of directors - filed on January 13, 1941

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 11, 1944

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed January 30, 1953

          Restated Certificate of Incorporation - filed November 6, 1953

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on April 8, 1955

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 1, 1960

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on July 14, 1960

          Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed on September 30, 1960

          Certificate of Amendment of -Certificate of Incorporation providing for an increase in capital stock - filed on January 26, 1962

          Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed on September 9, 1963

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 7, 1964

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 24, 1965

          Certificate of Amendment of the Organization Certificate providing for a decrease in capital stock - filed January 24, 1967

          Restated Organization Certificate - filed June 1, 1971

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed October 29, 1976

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 22, 1977

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed August 5, 1980

          Restated Organization Certificate - filed July 1, 1982

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1984

          Certificate e of Amendment of the Organization Certificate providing for an increase in capital stock - filed September 18, 1986

          Certificate of Amendment of the Organization Certificate providing for a minimum and maximum number of directors - filed January 22, 1990

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 28, 1990

          Restated Organization Certificate - filed August 20, 1990

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 26, 1992

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed March 28, 1994

          Certificate of Amendment of the Organization Certificate. providing for an increase in capital stock - filed June 23, 1995

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1995

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed March 21, 1996

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1996

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed June 27, 1997

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed September 26, 1997

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed December 29, 1997

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed March 26, 1998

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed June 23, 1998

          Restated Organization Certificate - filed August 31, 1998

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed September 25, 1998

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed December 18, 1998; and

          Certificate of Amendment to the Organization Certificate providing for a change in the number of directors - filed September 3, 1999; and

     THAT, no amendments to its Restated Organization Certificate have been filed in the Office of the Superintendent of Banks except those set forth above; and attached hereto; and

     I DO FURTHER CERTIFY THAT, BANKERS TRUST COMPANY is validly existing as a banking organization with its principal office and place of business located at 130 Liberty Street, New York, New York.

     WITNESS, my hand and official seal of the Banking Department at the City of New York this 16th day of October in the Year Two Thousand and One



                                                  /S/ P. VINCENT CONLON
                                          -------------------------------------
                                             Deputy Superintendent of Banks

                               State of New York,

                               BANKING DEPARTMENT


I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY UNDER SECTION 8005 OF THE BANKING LAW" dated February 27, 2002, providing for a change of name of BANKERS TRUST COMPANY to DEUTSCHE BANK TRUST COMPANY AMERICAS.

WITNESS, my hand and official seal of the Banking Department at the City of New York, this 14th day of March two thousand and two.


                                                  /S/ P. VINCENT CONLON
                                          -------------------------------------
                                             Deputy Superintendent of Banks

                              BANKERS TRUST COMPANY

                        ASSISTANT SECRETARY'S CERTIFICATE

     I, Lea Lahtinen, Vice President and Assistant Secretary of Bankers Trust Company, a corporation duly organized and existing under the laws of the State of New York, the United States of America, do hereby certify that attached copy of the Certificate of Amendment of the Organization Certificate of Bankers Trust Company, dated February 27, 2002, providing for a change of name of Bankers Trust Company to Deutsche Bank Trust Company Americas and approved by the New York State Banking Department on March 14, 2002 to be effective on April 15, 2002, is a true and correct copy of the original Certificate of Amendment of the Organization Certificate of Bankers Trust Company on file in the Banking Department, State of New York.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Bankers Trust Company this 4th day of April, 2002.


                                      /S/ LEA LAHTINEN
                                      ------------------------------------------
                                      Lea Lahtinen, Vice President and Assistant
                                      Secretary
                                      Bankers Trust Company


[SEAL]



State of New York          )
                           ) ss.:
County of New York         )

On the 4th day of April in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared Lea Lahtinen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.



/S/ SONJA K. OLSEN
-------------------------------
Notary Public

         [Notary Stamp of Sonja K. Olsen]

                                    EXHIBIT 2

                                State of New York

                               Banking Department


     I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

     THAT, DEUTSCHE BANK TRUST COMPANY AMERICAS, is a corporation duly organized and existing under the laws of the State of New York and has its principal office and place-of business at 130 LIBERTY STREET, NEW YORK, NEW YORK, BUT IS CURRENTLY OPERATING OUT OF AN ALTERNATE LOCATION AT 60 WALL STREET, NEW YORK, NEW YORK. Such corporation is validly existing as a banking organization under the Banking Law of the State of New York. The authorization certificate of such corporation has not been revoked or suspended and such corporation is a subsisting TRUST COMPANY under the supervision of this Department.

     WITNESS, my hand and official seal of the Banking Department at the City of New York, this 16th day of DECEMBER in the Year TWO THOUSAND AND THREE.


                                                /S/ P. VINCENT CONLON
                                        -------------------------------------
                                           Deputy Superintendent of Banks


[SEAL --  New York State
         Banking Department]

                                    EXHIBIT 3

                      DEUTSCHE BANK TRUST COMPANY AMERICAS





                                     BY-LAWS

                                 APRIL 15, 2002







                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                    NEW YORK

                                     BY-LAWS
                                       OF

                      DEUTSCHE BANK TRUST COMPANY AMERICAS



                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

SECTION 1. The annual meeting of the stockholders of this Company shall be held at the office of the Company in the Borough of Manhattan, City of New York, in January of each year, for the election of directors and such other business as may properly come before said meeting.

SECTION 2. Special meetings of stockholders other than those regulated by statute may be called at any time by a majority of the directors. It shall be the duty of the Chairman of the Board, the Chief Executive Officer, the President or any Co-President to call such meetings whenever requested in writing to do so by stockholders owning a majority of the capital stock.

SECTION 3. At all meetings of stockholders, there shall be present, either in person or by proxy, stockholders owning a majority of the capital stock of the Company, in order to constitute a quorum, except at special elections of directors, as provided by law, but less than a quorum shall have power to adjourn any meeting.

SECTION 4. The Chairman of the Board or, in his absence, the Chief Executive Officer or, in his absence, the President or any Co-President or, in their absence, the senior officer present, shall preside at meetings of the stockholders and shall direct the proceedings and the order of business. The Secretary shall act as secretary of such meetings and record the proceedings.

                                   ARTICLE II

                                    DIRECTORS

SECTION 1. The affairs of the Company shall be managed and its corporate powers exercised by a Board of Directors consisting of such number of directors, but not less than seven nor more than fifteen, as may from time to time be fixed by resolution adopted by a majority of the directors then in office, or by the stockholders. In the event of any increase in the number of directors, additional directors may be elected within the limitations so fixed, either by the stockholders or within the limitations imposed by law, by a majority of directors then in office. One-third of the number of directors, as fixed from time to time, shall constitute a quorum. Any one or more members of the Board of Directors or any Committee thereof may participate in a meeting of the Board of Directors or Committee thereof by means of a conference telephone, video conference or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting.

All directors hereafter elected shall hold office until the next annual meeting of the stockholders and until their successors are elected and have qualified.

No Officer-Director who shall have attained age 65, or earlier relinquishes his responsibilities and title, shall be eligible to serve as a director.

SECTION 2. Vacancies not exceeding one-third of the whole number of the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office, and the directors so elected shall hold office for the balance of the unexpired term.

SECTION 3. The Chairman of the Board shall preside at meetings of the Board of Directors. In his absence, the Chief Executive Officer or, in his absence the President or any Co-President or, in their absence such other director as the Board of Directors from time to time may designate shall preside at such meetings.

SECTION 4. The Board of Directors may adopt such Rules and Regulations for the conduct of its meetings and the management of the affairs of the Company as it may deem proper, not inconsistent with the laws of the State of New York, or these By-Laws, and all officers and employees shall strictly adhere to, and be bound by, such Rules and Regulations.

SECTION 5. Regular meetings of the Board of Directors shall be held from time to time provided, however, that the Board of Directors shall hold a regular meeting not less than six times a year, provided that during any three consecutive calendar months the Board of Directors shall meet at least once, and its Executive Committee shall not be required to meet at least once in each thirty day period during which the Board of Directors does not meet. Special meetings of the Board of Directors may be called upon at least two day's notice whenever it may be deemed proper by the Chairman of the Board or, the Chief Executive Officer or, the President or any Co-President or, in their absence, by such other director as the Board of Directors may have designated pursuant to Section 3 of this Article, and shall be called upon like notice whenever any three of the directors so request in writing.

SECTION 6. The compensation of directors as such or as members of committees shall be fixed from time to time by resolution of the Board of Directors.

                                   ARTICLE III

                                   COMMITTEES

SECTION 1. There shall be an Executive Committee of the Board consisting of not less than five directors who shall be appointed annually by the Board of Directors. The Chairman of the Board shall preside at meetings of the Executive Committee. In his absence, the Chief Executive Officer or, in his absence, the President or any Co-President or, in their absence, such other member of the Committee as the Committee from time to time may designate shall preside at such meetings.

The Executive Committee shall possess and exercise to the extent permitted by law all of the powers of the Board of Directors, except when the latter is in session, and shall keep minutes of its proceedings, which shall be presented to the Board of Directors at its next subsequent meeting. All acts done and powers and authority conferred by the Executive Committee from time to time shall be and be deemed to be, and may be certified as being, the act and under the authority of the Board of Directors.

A majority of the Committee shall constitute a quorum, but the Committee may act only by the concurrent vote of not less than one-third of its members, at least one of who must be a director other than an officer. Any one or more directors, even though not members of the Executive Committee, may attend any meeting of the Committee, and the member or members of the Committee present, even though less than a quorum, may designate any one or more of such directors as a substitute or substitutes for any absent member or members of the Committee, and each such substitute or substitutes shall be counted for quorum, voting, and all other purposes as a member or members of the Committee.

SECTION 2. There shall be an Audit Committee appointed annually by resolution adopted by a majority of the entire Board of Directors which shall consist of such number of directors, who are not also officers of the Company, as may from time to time be fixed by resolution adopted by the Board of Directors. The Chairman shall be designated by the Board of Directors, who shall also from time to time fix a quorum for meetings of the Committee. Such Committee shall conduct the annual directors' examinations of the Company as required by the New York State Banking Law; shall review the reports of all examinations made of the Company by public authorities and report thereon to the Board of Directors; and shall report to the Board of Directors such other matters as it deems advisable with respect to the Company, its various departments and the conduct of its operations.

In the performance of its duties, the Audit Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Company, to make studies of the Company's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Company and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Company, including its fiduciary departments, are being audited by the General Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the General Auditor to make such investigation as it deems necessary or advisable with respect to the Company, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairman.

SECTION 3. The Board of Directors shall have the power to appoint any other Committees as may seem necessary, and from time to time to suspend or continue the powers and duties of such Committees. Each Committee appointed pursuant to this Article shall serve at the pleasure of the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

SECTION 1. The Board of Directors shall elect from among their number a Chairman of the Board and a Chief Executive Officer; and shall also elect a President, or two or more Co-Presidents, and may also elect, one or more Vice Chairmen, one or more Executive Vice Presidents, one or more Managing Directors, one or more Senior Vice Presidents, one or more Directors, one or more Vice Presidents, one or more General Managers, a Secretary, a Controller, a Treasurer, a General Counsel, a General Auditor, a General Credit Auditor, who need not be directors. The officers of the corporation may also include such other officers or assistant officers as shall from time to time be elected or appointed by the Board. The Chairman of the Board or the Chief Executive Officer or, in their absence, the President or any Co-President, or any Vice Chairman, may from time to time appoint assistant officers. All officers elected or appointed by the Board of Directors shall hold their respective offices during the pleasure of the Board of Directors, and all assistant officers shall hold office at the pleasure of the Board or the Chairman of the Board or the Chief Executive Officer or, in their absence, the President, or any Co-President or any Vice Chairman. The Board of Directors may require any and all officers and employees to give security for the faithful performance of their duties.

SECTION 2. The Board of Directors shall designate the Chief Executive Officer of the Company who may also hold the additional title of Chairman of the Board, or President, or any Co-President, and such person shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee, all of the powers vested in such Chief Executive Officer by law or by these By-Laws, or which usually attach or pertain to such office. The other officers shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee or the Chairman of the Board or, the Chief Executive Officer, the powers vested by law or by these ByLaws in them as holders of their respective offices and, in addition, shall perform such other duties as shall be assigned to them by the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer.

The General Auditor shall be responsible, through the Audit Committee, to the Board of Directors for the determination of the program of the internal audit function and the evaluation of the adequacy of the system of internal controls. Subject to the Board of Directors, the General Auditor shall have and may exercise all the powers and shall perform all the duties usual to such office and shall have such other powers as may be prescribed or assigned to him from time to time by the Board of Directors or vested in him by law or by these By-Laws. He shall perform such other duties and shall make such investigations, examinations and reports as may be prescribed or required by the Audit Committee. The General Auditor shall have unrestricted access to all records and premises of the Company and shall delegate such authority to his subordinates. He shall have the duty to report to the Audit Committee on all matters concerning the internal audit program and the adequacy of the system of internal controls of the Company which he deems advisable or which the Audit Committee may request. Additionally, the General Auditor shall have the duty of reporting independently of all officers of the Company to the Audit Committee at least quarterly on any matters concerning the internal audit program and the adequacy of the system of internal controls of the Company that should be brought to the attention of the directors except those matters responsibility for which has been vested in the General Credit Auditor. Should the General Auditor deem any matter to be of special immediate importance, he shall report thereon forthwith to the Audit Committee. The General Auditor shall report to the Chief Financial Officer only for administrative purposes.

The General Credit Auditor shall be responsible to the Chief Executive Officer and, through the Audit Committee, to the Board of Directors for the systems of internal credit audit, shall perform such other duties as the Chief Executive Officer may prescribe, and shall make such examinations and reports as may be required by the Audit Committee. The General Credit Auditor shall have unrestricted access to all records and may delegate such authority to subordinates.

SECTION 3. The compensation of all officers shall be fixed under such plan or plans of position evaluation and salary administration as shall be approved from time to time by resolution of the Board of Directors.

SECTION 4. The Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any person authorized for this purpose by the Chief Executive Officer, shall appoint or engage all other employees and agents and fix their compensation. The employment of all such employees and agents shall continue during the pleasure of the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer or any such authorized person; and the Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any such authorized person may discharge any such employees and agents at will.

                                    ARTICLE V

                INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

     SECTION 1. The Company shall, to the fullest extent permitted by Section 7018 of the New York Banking Law, indemnify any person who is or was made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by or in the right of the Company to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company is servicing or served in any capacity at the request of the Company by reason of the fact that he, his testator or intestate, is or was a director or officer of the Company, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and costs, charges and expenses, including attorneys' fees, or any appeal therein; provided, however, that no indemnification shall be provided to any such person if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

         SECTION 2. The Company may indemnify any other person to whom the Company is permitted to provide indemnification or the advancement of expenses by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Banking Law or other rights created by (i) a resolution of stockholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, it being expressly intended that these By-Laws authorize the creation of other rights in any such manner.

SECTION 3. The Company shall, from time to time, reimburse or advance to any person referred to in Section 1 the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action or proceeding referred to in Section 1, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

SECTION 4. Any director or officer of the Company serving (i) another corporation, of which a majority of the shares entitled to vote in the election of its directors is held by the Company, or (ii) any employee benefit plan of the Company or any corporation referred to in clause (i) in any capacity shall be deemed to be doing so at the request of the Company. In all other cases, the provisions of this Article V will apply (i) only if the person serving another corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise so served at the specific request of the Company, evidenced by a written communication signed by the Chairman of the Board, the Chief Executive Officer, the President or any Co-President, and (ii) only if and to the extent that, after making such efforts as the Chairman of the Board, the Chief Executive Officer, the President or any Co-President shall deem adequate in the circumstances, such person shall be unable to obtain indemnification from such other enterprise or its insurer.

SECTION 5. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article V may elect to have the right to indemnification (or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time indemnification is sought.

SECTION 6. The right to be indemnified or to the reimbursement or advancement of expense pursuant to this Article V (i) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Company and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

SECTION 7. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant hereto is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstance, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

SECTION 8. A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Section 1 shall be entitled to indemnification only as provided in Sections 1 and 3, notwithstanding any provision of the New York Banking Law to the contrary.

                                   ARTICLE VI

                                      SEAL

SECTION 1. The Board of Directors shall provide a seal for the Company, the counterpart dies of which shall be in the charge of the Secretary of the Company and such officers as the Chairman of the Board, the Chief Executive Officer or the Secretary may from time to time direct in writing, to be affixed to certificates of stock and other documents in accordance with the directions of the Board of Directors or the Executive Committee.

SECTION 2. The Board of Directors may provide, in proper cases on a specified occasion and for a specified transaction or transactions, for the use of a printed or engraved facsimile seal of the Company.

                                   ARTICLE VII

                                  CAPITAL STOCK

SECTION 1. Registration of transfer of shares shall only be made upon the books of the Company by the registered holder in person, or by power of attorney, duly executed, witnessed and filed with the Secretary or other proper officer of the Company, on the surrender of the certificate or certificates of such shares properly assigned for transfer.

                                  ARTICLE VIII

                                  CONSTRUCTION

SECTION 1. The masculine gender, when appearing in these By-Laws, shall be deemed to include the feminine gender.

                                   ARTICLE IX

                                   AMENDMENTS

SECTION 1. These By-Laws may be altered, amended or added to by the Board of Directors at any meeting, or by the stockholders at any annual or special meeting, provided notice thereof has been given.

I, Ronaldo Reyes , Assistant Vice President of Deutsche Bank Trust Company Americas, New York, New York, hereby certify that the foregoing is a complete, true and correct copy of the By-Laws of Deutsche Bank Trust Company Americas, and that the same are in full force and effect at this date.

                                                        /S/  RONALDO REYES
                                                  ------------------------------
                                                      Assistant Vice President
DATED:       10/6/03
        -------------------

                                    EXHIBIT 4
                                (Not Applicable)

                                    EXHIBIT 5

                                    EXHIBIT 5

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Crusade Management Limited, Class A-1 Mortgage Backed Floating Rate Notes, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



Dated:  February 4, 2004                    Deutsche Bank Trust Company Americas



                                            By: /S/  RONALD REYES
                                                --------------------------------
                                                     Ronaldo Reyes
                                                Assistant Vice President

                                    EXHIBIT 6

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                            ORGANIZATION CERTIFICATE

                                       OF

                              BANKERS TRUST COMPANY

                      Under Section 8005 of the Banking Law

                              --------------------

     We, James T. Byrne Jr., and Lea Lahtinen, being respectively the Secretary, and Vice President and an Assistant Secretary of Bankers Trust Company, do hereby certify:

     1. The name of corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903.

     3. Pursuant to Section 8005 of the Banking Law, attached hereto as Exhibit A is a certificate issued by the State of New York, Banking Department listing all of the amendments to the Organization Certificate of Bankers Trust Company since its organization that have been filed in the Office of the Superintendent of Banks.

     4. The organization certificate as heretofore amended is hereby amended to change the name of Bankers Trust Company to Deutsche Bank Trust Company Americas to be effective on April 15, 2002.

     5. The first paragraph number 1. of the organization certificate of Bankers Trust Company with the reference to the name of the Bankers Trust company, which reads as follows:

     "1. The name of the corporation is Bankers Trust Company."

is hereby amended to read as follows effective on April 15, 2002:

     "1. The name of the corporation is Deutsche Bank Trust Company Americas."

     6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 27th day of February, 2002.

                                       /S/  JAMES T. BYRNE JR.
                                       ----------------------------------------
                                       James T. Byrne Jr.
                                       Secretary


                                       /S/  LEA LAHTINEN
                                       ----------------------------------------
                                       Lea Lahtinen
                                       Vice President and Assistant Secretary

State of New York   )
                    : ss.
County of New York  )

         Lea Lahtinen, being duly sworn, deposes and says that she is a Vice President and an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

                                       /S/  LEA LAHTINEN
                                       ----------------------------------------
                                       Lea Lahtinen

Sworn to before me this 27th day of February, 2002.


  /S/  SANDRA L. WEST
--------------------------------
Notary Public

         [Notary Pubic Stamp]

                                                                       EXHIBIT A


                                STATE OF NEW YORK

                               BANKING DEPARTMENT


     I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

     THAT, the records in the Office of the Superintendent of Banks indicate that BANKERS TRUST COMPANY is a corporation duly organized and existing under the laws of the State of New York as a trust company, pursuant to Article III of the Banking Law; and

     THAT, the Organization Certificate of BANKERS TRUST COMPANY was filed in the Office of the Superintendent of Banks on March 5, 1903, and such corporation was authorized to commence business on March 24, 1903; and

     THAT, the following amendments to its Organization Certificate have been filed in the Office of the Superintendent of Banks as of the dates specified:

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on January 14, 1905

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on August 4, 1909

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on February 1, 1911

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on June 17, 1911

          Certificate of Amendment of Certificate -of Incorporation providing for an increase in capital stock - filed on August 8, 1911

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on August 8, 1911

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on March 21, 1912

STATE OF NEW YORK
BANKING DEPARTMENT

          Certificate of Amendment of Certificate of Incorporation providing for a decrease in number of directors - filed on January 15, 1915

          Certificate of Amendment of Certificate of Incorporation providing for a decrease in number of directors - filed on December 18, 1916

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on April 20, 1917

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed on April 20, 1917

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 28, 1918

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 4, 1919

          Certificate of Amendment of Certificate of Incorporation providing for an increase in number of directors - filed January 15, 1926

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on June 12, 1928

          Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed April 4, 1929

          Certificate of Amendment of Certificate of Incorporation providing for a minimum and maximum number of directors - filed on January 11, 1934

          Certificate of Extension to perpetual - filed on January 13, 1941

          Certificate of Amendment of Certificate of Incorporation providing for a minimum and maximum number of directors - filed on January 13, 1941

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on December 11, 1944

STATE OF NEW YORK
BANKING DEPARTMENT


          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed January 30, 1953

          Restated Certificate of Incorporation - filed November 6, 1953

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on April 8, 1955

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 1, 1960

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on July 14, 1960

          Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed on September 30, 1960

          Certificate of Amendment of -Certificate of Incorporation providing for an increase in capital stock - filed on January 26, 1962

          Certificate of Amendment of Certificate of Incorporation providing for a change in shares - filed on September 9, 1963

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 7, 1964

          Certificate of Amendment of Certificate of Incorporation providing for an increase in capital stock - filed on February 24, 1965

          Certificate of Amendment of the Organization Certificate providing for a decrease in capital stock - filed January 24, 1967

          Restated Organization Certificate - filed June 1, 1971

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed October 29, 1976

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 22, 1977

STATE OF NEW YORK
BANKING DEPARTMENT


          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed August 5, 1980

          Restated Organization Certificate - filed July 1, 1982

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1984

          Certificate e of Amendment of the Organization Certificate providing for an increase in capital stock - filed September 18, 1986

          Certificate of Amendment of the Organization Certificate providing for a minimum and maximum number of directors - filed January 22, 1990

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 28, 1990

          Restated Organization Certificate - filed August 20, 1990

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed June 26, 1992

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed March 28, 1994

          Certificate of Amendment of the Organization Certificate. providing for an increase in capital stock - filed June 23, 1995

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1995

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed March 21, 1996

          Certificate of Amendment of the Organization Certificate providing for an increase in capital stock - filed December 27, 1996

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed June 27, 1997

STATE OF NEW YORK
BANKING DEPARTMENT


          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed September 26, 1997

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed December 29, 1997

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed March 26, 1998

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed June 23, 1998

          Restated Organization Certificate - filed August 31, 1998

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed September 25, 1998

          Certificate of Amendment to the Organization Certificate providing for an increase in capital stock - filed December 18, 1998; and

          Certificate of Amendment to the Organization Certificate providing for a change in the number of directors - filed September 3, 1999; and

     THAT, no amendments to its Restated Organization Certificate have been filed in the Office of the Superintendent of Banks except those set forth above; and attached hereto; and

     I DO FURTHER CERTIFY THAT, BANKERS TRUST COMPANY is validly existing as a banking organization with its principal office and place of business located at 130 Liberty Street, New York, New York.

     WITNESS, my hand and official seal of the Banking Department at the City of New York this 16th day of October in the Year Two Thousand and One



                                             /S/  P. VINCENT CONLON
                                      -------------------------------------
                                      Deputy Superintendent of Banks

                               STATE OF NEW YORK,

                               BANKING DEPARTMENT



I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY UNDER SECTION 8005 OF THE BANKING LAW" dated February 27, 2002, providing for a change of name of BANKERS TRUST COMPANY to DEUTSCHE BANK TRUST COMPANY AMERICAS.
WITNESS, my hand and official seal of the Banking Department at the City of New York, this 14th day of March two thousand and two.

                                          /S/  P. VINCENT CONLON
                                   -------------------------------------
                                   Deputy Superintendent of Banks

                              BANKERS TRUST COMPANY

                        ASSISTANT SECRETARY'S CERTIFICATE

     I, Lea Lahtinen, Vice President and Assistant Secretary of Bankers Trust Company, a corporation duly organized and existing under the laws of the State of New York, the United States of America, do hereby certify that attached copy of the Certificate of Amendment of the Organization Certificate of Bankers Trust Company, dated February 27, 2002, providing for a change of name of Bankers Trust Company to Deutsche Bank Trust Company Americas and approved by the New York State Banking Department on March 14, 2002 to be effective on April 15, 2002, is a true and correct copy of the original Certificate of Amendment of the Organization Certificate of Bankers Trust Company on file in the Banking Department, State of New York.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Bankers Trust Company this 4th day of April, 2002.

                          /S/  LEA LAHTINEN
                          ------------------------------------------------------
                          Lea Lahtinen, Vice President and Assistant Secretary Bankers Trust Company


[SEAL]



State of New York  )
                   ) ss.:
County of New York )

On the 4th day of April in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared Lea Lahtinen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.



/S/  SONJA K. OLSEN
-----------------------
Notary Public

         [Notary Stamp of Sonja K. Olsen]

                                    EXHIBIT 2

                                STATE OF NEW YORK

                               BANKING DEPARTMENT


     I, P. VINCENT CONLON, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:

     THAT, DEUTSCHE BANK TRUST COMPANY AMERICAS, is a corporation duly organized and existing under the laws of the State of New York and has its principal office and place-of business at 130 LIBERTY STREET, NEW YORK, NEW YORK, BUT IS CURRENTLY OPERATING OUT OF AN ALTERNATE LOCATION AT 60 WALL STREET, NEW YORK, NEW YORK. Such corporation is validly existing as a banking organization under the Banking Law of the State of New York. The authorization certificate of such corporation has not been revoked or suspended and such corporation is a subsisting TRUST COMPANY under the supervision of this Department.

     WITNESS, my hand and official seal of the Banking Department at the City of New York, this 16th day of DECEMBER in the Year TWO THOUSAND AND THREE.


                                         /S/  P. VINCENT CONLON
                                  -------------------------------------
                                  Deputy Superintendent of Banks


[SEAL --  New York State
         Banking Department]

                                    EXHIBIT 3

                      DEUTSCHE BANK TRUST COMPANY AMERICAS







                                     BY-LAWS

                                 APRIL 15, 2002







                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                    NEW YORK

                                     BY-LAWS
                                       OF

                      DEUTSCHE BANK TRUST COMPANY AMERICAS



                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

SECTION 1. The annual meeting of the stockholders of this Company shall be held at the office of the Company in the Borough of Manhattan, City of New York, in January of each year, for the election of directors and such other business as may properly come before said meeting.

SECTION 2. Special meetings of stockholders other than those regulated by statute may be called at any time by a majority of the directors. It shall be the duty of the Chairman of the Board, the Chief Executive Officer, the President or any Co-President to call such meetings whenever requested in writing to do so by stockholders owning a majority of the capital stock.

SECTION 3. At all meetings of stockholders, there shall be present, either in person or by proxy, stockholders owning a majority of the capital stock of the Company, in order to constitute a quorum, except at special elections of directors, as provided by law, but less than a quorum shall have power to adjourn any meeting.

SECTION 4. The Chairman of the Board or, in his absence, the Chief Executive Officer or, in his absence, the President or any Co-President or, in their absence, the senior officer present, shall preside at meetings of the stockholders and shall direct the proceedings and the order of business. The Secretary shall act as secretary of such meetings and record the proceedings.

                                   ARTICLE II

                                    DIRECTORS

SECTION 1. The affairs of the Company shall be managed and its corporate powers exercised by a Board of Directors consisting of such number of directors, but not less than seven nor more than fifteen, as may from time to time be fixed by resolution adopted by a majority of the directors then in office, or by the stockholders. In the event of any increase in the number of directors, additional directors may be elected within the limitations so fixed, either by the stockholders or within the limitations imposed by law, by a majority of directors then in office. One-third of the number of directors, as fixed from time to time, shall constitute a quorum. Any one or more members of the Board of Directors or any Committee thereof may participate in a meeting of the Board of Directors or Committee thereof by means of a conference telephone, video conference or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting.

All directors hereafter elected shall hold office until the next annual meeting of the stockholders and until their successors are elected and have qualified.

No Officer-Director who shall have attained age 65, or earlier relinquishes his responsibilities and title, shall be eligible to serve as a director.

SECTION 2. Vacancies not exceeding one-third of the whole number of the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office, and the directors so elected shall hold office for the balance of the unexpired term.

SECTION 3. The Chairman of the Board shall preside at meetings of the Board of Directors. In his absence, the Chief Executive Officer or, in his absence the President or any Co-President or, in their absence such other director as the Board of Directors from time to time may designate shall preside at such meetings.

SECTION 4. The Board of Directors may adopt such Rules and Regulations for the conduct of its meetings and the management of the affairs of the Company as it may deem proper, not inconsistent with the laws of the State of New York, or these By-Laws, and all officers and employees shall strictly adhere to, and be bound by, such Rules and Regulations.

SECTION 5. Regular meetings of the Board of Directors shall be held from time to time provided, however, that the Board of Directors shall hold a regular meeting not less than six times a year, provided that during any three consecutive calendar months the Board of Directors shall meet at least once, and its Executive Committee shall not be required to meet at least once in each thirty day period during which the Board of Directors does not meet. Special meetings of the Board of Directors may be called upon at least two day's notice whenever it may be deemed proper by the Chairman of the Board or, the Chief Executive Officer or, the President or any Co-President or, in their absence, by such other director as the Board of Directors may have designated pursuant to Section 3 of this Article, and shall be called upon like notice whenever any three of the directors so request in writing.

SECTION 6. The compensation of directors as such or as members of committees shall be fixed from time to time by resolution of the Board of Directors.

                                   ARTICLE III

                                   COMMITTEES

SECTION 1. There shall be an Executive Committee of the Board consisting of not less than five directors who shall be appointed annually by the Board of Directors. The Chairman of the Board shall preside at meetings of the Executive Committee. In his absence, the Chief Executive Officer or, in his absence, the President or any Co-President or, in their absence, such other member of the Committee as the Committee from time to time may designate shall preside at such meetings.

The Executive Committee shall possess and exercise to the extent permitted by law all of the powers of the Board of Directors, except when the latter is in session, and shall keep minutes of its proceedings, which shall be presented to the Board of Directors at its next subsequent meeting. All acts done and powers and authority conferred by the Executive Committee from time to time shall be and be deemed to be, and may be certified as being, the act and under the authority of the Board of Directors.

A majority of the Committee shall constitute a quorum, but the Committee may act only by the concurrent vote of not less than one-third of its members, at least one of who must be a director other than an officer. Any one or more directors, even though not members of the Executive Committee, may attend any meeting of the Committee, and the member or members of the Committee present, even though less than a quorum, may designate any one or more of such directors as a substitute or substitutes for any absent member or members of the Committee, and each such substitute or substitutes shall be counted for quorum, voting, and all other purposes as a member or members of the Committee.

SECTION 2. There shall be an Audit Committee appointed annually by resolution adopted by a majority of the entire Board of Directors which shall consist of such number of directors, who are not also officers of the Company, as may from time to time be fixed by resolution adopted by the Board of Directors. The Chairman shall be designated by the Board of Directors, who shall also from time to time fix a quorum for meetings of the Committee. Such Committee shall conduct the annual directors' examinations of the Company as required by the New York State Banking Law; shall review the reports of all examinations made of the Company by public authorities and report thereon to the Board of Directors; and shall report to the Board of Directors such other matters as it deems advisable with respect to the Company, its various departments and the conduct of its operations.

In the performance of its duties, the Audit Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Company, to make studies of the Company's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Company and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Company, including its fiduciary departments, are being audited by the General Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the General Auditor to make such investigation as it deems necessary or advisable with respect to the Company, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairman.

SECTION 3. The Board of Directors shall have the power to appoint any other Committees as may seem necessary, and from time to time to suspend or continue the powers and duties of such Committees. Each Committee appointed pursuant to this Article shall serve at the pleasure of the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

SECTION 1. The Board of Directors shall elect from among their number a Chairman of the Board and a Chief Executive Officer; and shall also elect a President, or two or more Co-Presidents, and may also elect, one or more Vice Chairmen, one or more Executive Vice Presidents, one or more Managing Directors, one or more Senior Vice Presidents, one or more Directors, one or more Vice Presidents, one or more General Managers, a Secretary, a Controller, a Treasurer, a General Counsel, a General Auditor, a General Credit Auditor, who need not be directors. The officers of the corporation may also include such other officers or assistant officers as shall from time to time be elected or appointed by the Board. The Chairman of the Board or the Chief Executive Officer or, in their absence, the President or any Co-President, or any Vice Chairman, may from time to time appoint assistant officers. All officers elected or appointed by the Board of Directors shall hold their respective offices during the pleasure of the Board of Directors, and all assistant officers shall hold office at the pleasure of the Board or the Chairman of the Board or the Chief Executive Officer or, in their absence, the President, or any Co-President or any Vice Chairman. The Board of Directors may require any and all officers and employees to give security for the faithful performance of their duties.

SECTION 2. The Board of Directors shall designate the Chief Executive Officer of the Company who may also hold the additional title of Chairman of the Board, or President, or any Co-President, and such person shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee, all of the powers vested in such Chief Executive Officer by law or by these By-Laws, or which usually attach or pertain to such office. The other officers shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee or the Chairman of the Board or, the Chief Executive Officer, the powers vested by law or by these ByLaws in them as holders of their respective offices and, in addition, shall perform such other duties as shall be assigned to them by the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer.

The General Auditor shall be responsible, through the Audit Committee, to the Board of Directors for the determination of the program of the internal audit function and the evaluation of the adequacy of the system of internal controls. Subject to the Board of Directors, the General Auditor shall have and may exercise all the powers and shall perform all the duties usual to such office and shall have such other powers as may be prescribed or assigned to him from time to time by the Board of Directors or vested in him by law or by these By-Laws. He shall perform such other duties and shall make such investigations, examinations and reports as may be prescribed or required by the Audit Committee. The General Auditor shall have unrestricted access to all records and premises of the Company and shall delegate such authority to his subordinates. He shall have the duty to report to the Audit Committee on all matters concerning the internal audit program and the adequacy of the system of internal controls of the Company which he deems advisable or which the Audit Committee may request. Additionally, the General Auditor shall have the duty of reporting independently of all officers of the Company to the Audit Committee at least quarterly on any matters concerning the internal audit program and the adequacy of the system of internal controls of the Company that should be brought to the attention of the directors except those matters responsibility for which has been vested in the General Credit Auditor. Should the General Auditor deem any matter to be of special immediate importance, he shall report thereon forthwith to the Audit Committee. The General Auditor shall report to the Chief Financial Officer only for administrative purposes.

The General Credit Auditor shall be responsible to the Chief Executive Officer and, through the Audit Committee, to the Board of Directors for the systems of internal credit audit, shall perform such other duties as the Chief Executive Officer may prescribe, and shall make such examinations and reports as may be required by the Audit Committee. The General Credit Auditor shall have unrestricted access to all records and may delegate such authority to subordinates.

SECTION 3. The compensation of all officers shall be fixed under such plan or plans of position evaluation and salary administration as shall be approved from time to time by resolution of the Board of Directors.

SECTION 4. The Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any person authorized for this purpose by the Chief Executive Officer, shall appoint or engage all other employees and agents and fix their compensation. The employment of all such employees and agents shall continue during the pleasure of the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer or any such authorized person; and the Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any such authorized person may discharge any such employees and agents at will.

                                    ARTICLE V

                INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

SECTION 1. The Company shall, to the fullest extent permitted by Section 7018 of the New York Banking Law, indemnify any person who is or was made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by or in the right of the Company to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company is servicing or served in any capacity at the request of the Company by reason of the fact that he, his testator or intestate, is or was a director or officer of the Company, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and costs, charges and expenses, including attorneys' fees, or any appeal therein; provided, however, that no indemnification shall be provided to any such person if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

SECTION 2. The Company may indemnify any other person to whom the Company is permitted to provide indemnification or the advancement of expenses by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Banking Law or other rights created by (i) a resolution of stockholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, it being expressly intended that these By-Laws authorize the creation of other rights in any such manner.

SECTION 3. The Company shall, from time to time, reimburse or advance to any person referred to in Section 1 the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action or proceeding referred to in Section 1, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

SECTION 4. Any director or officer of the Company serving (i) another corporation, of which a majority of the shares entitled to vote in the election of its directors is held by the Company, or (ii) any employee benefit plan of the Company or any corporation referred to in clause (i) in any capacity shall be deemed to be doing so at the request of the Company. In all other cases, the provisions of this Article V will apply (i) only if the person serving another corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise so served at the specific request of the Company, evidenced by a written communication signed by the Chairman of the Board, the Chief Executive Officer, the President or any Co-President, and (ii) only if and to the extent that, after making such efforts as the Chairman of the Board, the Chief Executive Officer, the President or any Co-President shall deem adequate in the circumstances, such person shall be unable to obtain indemnification from such other enterprise or its insurer.

SECTION 5. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article V may elect to have the right to indemnification (or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time indemnification is sought.

SECTION 6. The right to be indemnified or to the reimbursement or advancement of expense pursuant to this Article V (i) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the Company and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

SECTION 7. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant hereto is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstance, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

SECTION 8. A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Section 1 shall be entitled to indemnification only as provided in Sections 1 and 3, notwithstanding any provision of the New York Banking Law to the contrary.

                                   ARTICLE VI

                                      SEAL

SECTION 1. The Board of Directors shall provide a seal for the Company, the counterpart dies of which shall be in the charge of the Secretary of the Company and such officers as the Chairman of the Board, the Chief Executive Officer or the Secretary may from time to time direct in writing, to be affixed to certificates of stock and other documents in accordance with the directions of the Board of Directors or the Executive Committee.

SECTION 2. The Board of Directors may provide, in proper cases on a specified occasion and for a specified transaction or transactions, for the use of a printed or engraved facsimile seal of the Company.

                                   ARTICLE VII

                                  CAPITAL STOCK

SECTION 1. Registration of transfer of shares shall only be made upon the books of the Company by the registered holder in person, or by power of attorney, duly executed, witnessed and filed with the Secretary or other proper officer of the Company, on the surrender of the certificate or certificates of such shares properly assigned for transfer.

                                  ARTICLE VIII

                                  CONSTRUCTION

SECTION 1. The masculine gender, when appearing in these By-Laws, shall be deemed to include the feminine gender.

                                   ARTICLE IX

                                   AMENDMENTS

SECTION 1. These By-Laws may be altered, amended or added to by the Board of Directors at any meeting, or by the stockholders at any annual or special meeting, provided notice thereof has been given.

I, Ronaldo Reyes , Assistant Vice President of Deutsche Bank Trust Company Americas, New York, New York, hereby certify that the foregoing is a complete, true and correct copy of the By-Laws of Deutsche Bank Trust Company Americas, and that the same are in full force and effect at this date.

                                             /S/  RONALDO REYES
                                        ------------------------------
                                        Assistant Vice President

DATED:       10/6/03
        -------------------

                                    EXHIBIT 4
                                (Not Applicable)

                                    EXHIBIT 5

                                    EXHIBIT 5

                               CONSENT OF TRUSTEE



         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Crusade Management Limited, Class A-1 Mortgage Backed Floating Rate Notes, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



Dated:  February 4, 2004                   Deutsche Bank Trust Company Americas



                                                By: /S/  RONALD REYES
                                                   -----------------------------
                                                         Ronaldo Reyes
                                                   Assistant Vice President

                                    EXHIBIT 5

                               CONSENT OF TRUSTEE



         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Crusade Management Limited, Class A-1 Mortgage Backed Floating Rate Notes, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



Dated:  February 4, 2004                  Deutsche Bank Trust Company Americas



                                              By:      /S/  RONALD REYES
                                                  ------------------------------
                                                                   Ronaldo Reyes
                                                        Assistant Vice President

                                    EXHIBIT 6


                                                                       Board of Governors of the Federal Reserve System
                                                                       OMB Number:  7100-0036
                                                                       Federal Deposit Insurance Corporation
                                                                       OMB Number:  3064-0052
                                                                       Office of the Comptroller of the Currency
                                                                       OMB Number:  1557-0081
                                                                       Expires April 30, 2006

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          [ 1 ]
                                                                       Please refer to page i,
                                                                       Table of Contents, for
                                                                       the required disclosure
                                                                       of estimated burden.
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES-FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2003

This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).


                                   (20030930)
                                   ----------
                                   (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

1.  MARY E. FISHER, MANAGING DIRECTOR
--------------------------------------------------------------------------------
Name and Tide of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

11/14/2003
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



-------------------------------------------------------------------------------
Director (Trustee)


--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 13890 Bishops Drive, Suite 110, Brookfield, WI 53005, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.
--------------------------------------------------------------------------------
FDIC Certificate Number                                 00623
                                                     ----------
                                                     (RCRI 9050)

DEUTSCHE BANK TRUST COMPANY AMERICAS
--------------------------------------------------------------------------------
Legal Tide of Bank (TEXT 9010)

NEW YORK
--------------------------------------------------------------------------------
City (TEXT 9130)

NY                                10005-2858
--------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)         Zip Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                   FFIEC 031
                                                                      Page i
                                                                       [ 2 ]

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES
-------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                    Cover


CONTACT INFORMATION                               ii

REPORT OF INCOME

Schedule RI - Income Statement                    RI-1, 2, 3

Schedule RI-A - Changes in Equity Capital         RI-4

Schedule RI-B - Charge-offs and Recoveries on
  Loans and Leases and Changes in Allowance
  for Loan and Lease Losses                       R1-4, 5, 6

Schedule RI-D - Income from
  International Operations                        RI-6

Schedule RI-E - Explanations                      RI-7, 8



DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is 37.0 hours per respondent and is estimated to vary from 15 to 550 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions. gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

REPORT OF CONDITION

Schedule RC - Balance Sheet                       RC-1, 2

Schedule RC-A - Cash and Balances
  Due From Depository Institutions                RC-3

Schedule RC-8 - Securities                        RC-3, 4, 5

Schedule RC-C - Loans and Lease Financing Receivables:

 Part I. Loans and Leases                         RC-6.7

 Part II. Loans to Small Businesses and
 Small Farms (to be completed for the
 June report only; not included in the forms
 for the September and December reports)          RC-7a, 7b

Schedule RC-D - Trading Assets and Liabilities
  (to be completed only by selected banks)        RC-8

Schedule RGE - Deposit Liabilities                RC-9, 10

Schedule RC-F - Other Assets                      RC-11

Schedule RC-G - Other Liabilities                 RC-11

Schedule RGH - Selected Balance Sheet Items
  for Domestic Offices                            RC-12

Schedule RGI - Assets and Liabilities of IBFs     RC-12

Schedule RC-K - Quarterly Averages                RC-13

Schedule RC-L - Derivatives and
  Off-Balance Sheet Items                         RC-14, 15

Schedule RC-M - Memoranda                         RC-16

Schedule RGN - Past Due and Nonaccrual
  Loans, Leases, and Other Assets                 RC-17, 18

Schedule RC-O - Other Data for Deposit
  Insurance and FICO Assessments                  RC-19, 20

Schedule RC-R - Regulatory Capital                RC-21, 22
                                                  23, 24
Schedule RC-S - Servicing, Securitization,
  and Asset Sales Activities                      RC-25, 26, 27

Schedule RGT - Fiduciary and
  Related Services                                RC-28, 29, 30

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income                         RC-31

Special Report (to be completed by all banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

                                                               FFIEC 031 3
                                                                   Page ii
                                                                     [ 3 ]


EMERGENCY CONTACT INFORMATION

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

PRIMARY CONTACT

DONNA MILROD
------------------------------------------------------------------
Name (TEXT C368)

MANAGING DIRECTOR
------------------------------------------------------------------
Title (TEXT C367)

DONNA.MILROD@DB.COM
------------------------------------------------------------------
E-Mail Address (TEXT C368)

212-250-7493
------------------------------------------------------------------
Telephone: Area code/phone number/extension (TEXT C369)

212-797-5775
------------------------------------------------------------------
Fax Area code/phone number (TEXT C370)



SECONDARY CONTACT

DEBRA FABER
------------------------------------------------------------------
Name (TEXT C371)

ASSISTANT VICE PRESIDENT
------------------------------------------------------------------
Title (TEXT C372)

DEBRA.FABER@DB.COM
------------------------------------------------------------------
E-Mail Address (TEXT C373)

212-250-5159
------------------------------------------------------------------
Telephone: Area code/phone number/extension (TEXT C374)

212-797-5775
------------------------------------------------------------------
Fax: Area code/phone number (TEXT C375)



USA PATRIOT ACT SECTION 314(a) ANTI-MONEY LAUNDERING CONTACT INFORMATION

This information is being requested to identify points-of-contact who are in charge of your depository institution's Section 314(a) searches and who could be contacted by federal law enforcement officers for additional information related to anti-terrorist financing and anti-money laundering. Please provide information for a secondary contact. If available. Enter "none" for the contacts's e-mail address or fax number if not available. USA PATRIOT Act contact information is for the confidential use of the Agencies and will not be released to the public.

PRIMARY CONTACT

ELIZABETH HUGHES
------------------------------------------------------------------
Name (TEXT C437)

COMPLIANCE OFFICER
------------------------------------------------------------------
Title (TEXT 0438)

ELIZABETH.HUGHES@DB.COM
------------------------------------------------------------------
E-Mail Address (TEXT C439)

212-250-7208
------------------------------------------------------------------
Telephone: Area code/phone number/extension (TEXT C440)

212-797-2633
------------------------------------------------------------------
Fax: Area code/phone number (TEXT C441)


SECONDARY CONTACT

MARK MATTHEWS
------------------------------------------------------------------
Name (TEXT C442)

COMPLIANCE OFFICER
------------------------------------------------------------------
Title (TEXT C443)

MARK.MATTHEWS@DB.COM
------------------------------------------------------------------
E-Mail Address (TEXT C444)

202-626-7015
------------------------------------------------------------------
Telephone: Area code/phone number/extension (TEXT C445)

202-626-7056
------------------------------------------------------------------
Fax: Area code/phone number (TEXT C446)


DEUTSCHE BANK TRUST COMPANY AMERICAS                                                 FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                  RI-1
NEW YORK
--------------------------------------------------------------------------           -----------
City                                                                                      4
                                                                                     -----------
NY                                                           10005-2858
-----------------------------------------------------------------------
State                                                         Zip Code
Transmitted to InterCept on 11/14/2003.  Confirmation Number - 0013365
FDIC Certificate Number - 00623


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2003 - SEPTEMBER 30, 2003

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.



SCHEDULE RI--INCOME STATEMENT
                                                                                               -------------------
                                                              Dollar Amounts in Thousands      RIAD   Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1.    Interest Income:
      a.  Interest and fee income on loans:
          (1)  In domestic offices:
                                                                                               -------------------
               (a)  Loans secured by real estate                                               4011        25,000 1.a.1.a
                                                                                               -------------------
               (b)  Loans to finance agricultural production and other loans to farmers        4024         2,000 1.a.1.b
                                                                                               -------------------
               (c)  Commercial and industrial loans                                            4012       130,000 1.a.1.c
                                                                                               -------------------
               (d)  Loans to individuals for household, family, and other personal expenditures:

                                                                                               -------------------
                    (1)   Credit Cards                                                          B485            0 1.a.1.d.1
                                                                                               -------------------
                    (2)   Other (includes single payment, installment, all student loans,
                                                                                               -------------------
                          and revolving credit plans other than credit cards)                   B486       17,000 1.a.1.d.2
                                                                                               -------------------
               (e) Loans to foreign governments and official institutions                      4056             0 1.a.1.e
                                                                                               -------------------
               (f) All other loans in domestic offices                                         B487        57,000 1.a.1.f
                                                                                               -------------------
          (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs                   4059         3,000 1.a.2
                                                                                               -------------------
          (3)  Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))4010       234,000 1.a.3
                                                                                               -------------------
      b.  Income from lease financing receivables                                              4065         2,000 1.b
                                                                                               -------------------
      c.  Interest income on balances due from depository institutions:  (1)                   4115        28,000 1.c
                                                                                               -------------------
      d.  Interest and dividend income on securities:
                                                                                               -------------------
          (1)  U.S. Treasury securities and U.S. Government agency obligations (excluding
                                                                                               -------------------
               mortgage-backed securities:                                                     B488             0 1.d.1
                                                                                               -------------------
          (2)  Mortgage-backed securities                                                      B489         2,000 1.d.2
                                                                                               -------------------
          (3)  All other securities (includes securities issued by states and political
                                                                                               -------------------
               subdivisions in the U.S.)                                                       4060         1,000 1.d.3
                                                                                               -------------------
      e.  Interest income from trading assets                                                  4069       163,000 1.e
                                                                                               -------------------
      f.  Interest income on federal funds sold and securities purchased under agreements
                                                                                               -------------------
          to resell                                                                            4020        65,000 1.f
                                                                                               -------------------
      g.  Other interest income                                                                4518         7,000 1.g
                                                                                               -------------------
      h.  Total interest income (sum of items 1.a.(3) through 1.g)                             4107       502,000 1.h
                                                                                               -------------------
2.    Interest expense:
      a.  Interest on deposits:
          (1)  Interest on deposits in domestic offices:
               (a) Transaction accounts (NOW accounts, ATS accounts, and
                                                                                               -------------------
                   telephone and preauthorized transfer accounts)                              4508             0 2.a.1.a
                                                                                               -------------------
               (b) Nontransaction accounts:
                                                                                               -------------------
                   (1)   Savings deposits (includes MMDAs)                                     0093        40,000 2.a.1.b.1
                                                                                               -------------------
                   (2)   Time deposits of $100,000 or more                                     A517         8,000 2.a.1.b.2
                                                                                               -------------------
                   (3)   Time deposits of less than $100,000                                   A518         9,000 2.a.1.b.3
                                                                                               -------------------
          (2)  Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IB4172        72,000 2.a.2
                                                                                               -------------------
      b.  Expense of federal funds purchased and securities sold under agreements to repurchase4180        45,000 2.b
                                                                                               -------------------
      c.  Interest on trading liabilities and other borrowed money                             4185        21,000 2.c
                                                                                               -------------------

---------------
(1)   Includes interest income on time certificates of deposits not held for trading.





DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       5
                                                                                                   --------

SCHEDULE RI--CONTINUED
                                                                                           Year-to-date
                                                                                    --------------------
                                              Dollar Amounts in Thousands           RIAD    Bil Mil Thou
--------------------------------------------------------------------------------------------------------
2.    Interest expense (continued):
                                                                                    --------------------
      d.   Interest on subordinated notes and debentures                             4200         1,000                   2.d
                                                                                    --------------------
      e.   Total interest expense (sum of items 2.a through 2.d)                     4073       196,000                   2.e
                                                                                    --------------------------------------
3.    Net interest income (item 1.h minus 2.e)                                                          4074      306,000 3
                                                                                                        ------------------
4.    Provision for loan and lease losses                                                               4230      231,000 4
                                                                                                        ------------------
5.    Noninterest income:
                                                                                    --------------------
      a.   Income from fiduciary activities (1)                                      4070       205,000                   5.a
                                                                                    --------------------
      b.   Service charges on deposit accounts in domestic offices                   4080        68,000                   5.b
                                                                                    -------------------
      c.   Trading revenue (2)                                                       A220        64,000                   5.c
                                                                                    --------------------
      d.   Investment banking, advisory, brokerage, and underwriting fees
                                                                                    --------------------
           and commissions                                                           B490       528,000                   5.d
                                                                                    --------------------
      e.   Venture capital revenue                                                   B491             0                   5.e
                                                                                    --------------------
      f.   Net servicing fees                                                        B492             0                   5.f
                                                                                    --------------------
      g.   Net securitization income                                                 B493             0                   5.g
                                                                                    --------------------
      h.   (1)  Underwriting income from insurance and reinsurance activities        C386             0                   5.h.1
                                                                                    --------------------
           (2)  Income from other insurance activities                               C387             0                   5.h.2
                                                                                    --------------------
      i.   Net gains (losses) on sales of loans and leases                           5416         1,000                   5.i
                                                                                    --------------------
      j.   Net gains (losses) on sales of other real estate owned                    5415             0                   5.j
                                                                                    --------------------
      k.   Net gains (losses) on sales of other assets (excluding securities)        B496        40,000                   5.k
                                                                                    --------------------
      l.   Other noninterest income*                                                 B497       522,000                   5.l
                                                                                    --------------------------------------
      m.   Total noninterest income (sum of items 5.a through 5.l)                                      4079    1,428,000 5.m
                                                                                                        ------------------
6.    a.   Realized gains (losses) on held-to-maturity securities                                       3521            0 6.a
                                                                                                        ------------------
      b.   Realized gains (losses) on available-for-sale securities                                     3196        1,000 6.b
                                                                                                        ------------------
7.    Noninterest expense:
                                                                                    --------------------
      a.   Salaries and employee benefits                                            4135       379,000                   7.a
                                                                                    --------------------
      b.   Expenses of premises and fixed assets (net of rental income)
                                                                                    --------------------
           (excluding salaries and employee benefits and mortgage interest)          4217       140,000                   7.b
                                                                                    --------------------
      c.   (1)   Goodwill impairment losses                                          C216             0                   7.c.1
                                                                                    --------------------
           (2)   Amortization expense and impairment losses for
                                                                                    --------------------
                 other intangible assets                                             C232         7,000                   7.c.2
                                                                                    --------------------
      d.   Other noninterest expense*                                                4092       645,000                   7.d
                                                                                    --------------------------------------
      e.   Total noninterest expense (sum of items 7.a through 7.d)                                     4093    1,171,000 7.e
                                                                                                        ------------------
8.    Income (loss) before income taxes and extraordinary
      items, and other adjustments (item 3 plus or minus items 4, 5.m,
                                                                                                        ------------------
      6.a, 6.b, and 7.e)                                                                                4301      333,000 8
                                                                                                        ------------------
9.    Applicable income taxes (on item 8)                                                               4302      116,000 9
                                                                                                        ------------------
10.   Income (loss) before extraordinary items and other adjustments
                                                                                                        ------------------
      (item 8 minus item 9)                                                                             4300      217,000 10
                                                                                                        ------------------
11.   Extraordinary items and other adjustments, net of income taxes*                                   4320            0 11
                                                                                                        ------------------
12.   Net income (loss) (sum of items 10 and 11)                                                        4340      217,000 12
                                                                                    --------------------------------------

_______________

*     Describe on Schedule RI-E - Explanations.
(1) For banks required to complete Schedue RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedue RC-T, item 19.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-3
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       6
                                                                                                   --------
SCHEDULE RI--CONTINUED
                                                                                                              Year-to-Date
                                                                                                      ---------------------
Memoranda                                               Dollar Amounts in Thousand                    RIAD  Bil l Mil l Thou
----------------------------------------------------------------------------------------------------------------------------
1.    Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
                                                                                                      ----------------------
      August 7, 1986, that is not deductible for federal income tax purposes                           4513              0  M.1
                                                                                                      ----------------------
2.    Income from the sale and servicing of mutual funds and annuities in domestic offices
                                                                                                      ----------------------
      (included in Schedule RI, item 8)                                                                8431              0  M.2
                                                                                                      ----------------------
3.    Income on tax-exempt loans and leases to states and political subdivisions in
                                                                                                      ----------------------
      the U.S. (included in Schedule RI, items 1.a and 1.b)                                            4313              0  M.3
                                                                                                      ----------------------
4.    Income on tax-exempt securities issued by states and political subdivisions in the U.S.
                                                                                                      ----------------------
      (included in Schedule RI, item 1.d.(3))                                                          4507              0  M.4
                                                                                                      ----------------------
5.    Number of full-time equivalent employees at end of current period                                        Number
                                                                                                      ----------------------
      (round to nearest whole number)                                                                  4150          2,666  M.5
                                                                                                      ----------------------
6.    Not applicable
                                                                                                      ----------------------
7.    If the reporting bank has restated its balance sheet as a result of applying push down                CCYY / MM / DD
                                                                                                      ----------------------
      accounting this calendar year, report the date of the bank's acquisition (1)                     9106            N/A  M.7
                                                                                                      ---------------------

8.    Trading revenue (from cash instruments and derivative instruments) (sum of
      Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (TO BE
      COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7)                 ----------------------
      OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR.):                         RIAD  Bil I Mil I Thou
                                                                                                      ----------------------
      a.  Interest rate exposures                                                                      8757        126,000  M.8.a
                                                                                                      ----------------------
      b.  Foreign exchange exposures                                                                   8758        (66,000) M.8.b
                                                                                                      ----------------------
      c.  Equity security and index exposures                                                          8759          4,000  M.8.c
                                                                                                      ----------------------
      d.  Commodity and other exposures                                                                8760              0  M.8.d
                                                                                                      ----------------------

                                                                                                      ----------------------
9.    Impact on income of derivatives held for purposes other than trading:                           RIAD  Bil I Mil I Thou
                                                                                                      ----------------------
      a.  Net increase (decrease) to interest income                                                   8761              0  M.9.a
                                                                                                      ----------------------
      b.  Net (increase) decrease to interest expense                                                  8762          5,000  M.9.b
                                                                                                      ----------------------
      c.  Other (noninterest) allocations                                                              8763         29,000  M.9.c
                                                                                                      ----------------------
10.   Credit losses on derivatives (see instructions)                                                  A251              0  M.10
                                                                                                      ----------------------
11.   Does the reporting bank have a Subchapter S election in effect for                                       YES / NO
                                                                                                      ----------------------
      federal income tax purposes for the current tax year ?                                           A530       NO        1M.11
                                                                                                      ----------------------



-----------------
(1) For example, a bank acquired on June 1, 2001, would report 20010601

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-4
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       7
                                                                                                   --------
SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL Indicate decreases and losses in parentheses.

                                                                       Dollar Amounts in Thousands         RIAD  Bil I Mil I Thou
---------------------------------------------------------------------------------------------------------------------------------

1.    Total equity capital most recently reported for the December 31, 2002, Reports
                                                                                                           ----------------------
      of Condition and Income (i.e., after adjustments from amended Reports of Income)                      3217       6,814,000 1
                                                                                                           ----------------------
2.    Restatements due to corrections of material accounting errors and changes in accounting principles*   B507               0 2
                                                                                                           ----------------------
3.    Balance end of previous calendar year as restated (sum of items 1 and 2)                              B508       6,814,000 3
                                                                                                           ----------------------
4.    Net income (loss) (must equal Schedule RI, item 12)                                                   4340          217000 4
                                                                                                           ----------------------
5.    Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury                B509               0 5
      stock transactions)                                                                                  ----------------------

6.    Treasury stock transactions, net                                                                      B510               0 6
                                                                                                           ----------------------
7.    Changes incident to business combinations, net                                                        4356               0 7
                                                                                                           ----------------------
8.    LESS: Cash dividends declared on preferred stock                                                      4470               0 8
                                                                                                           ----------------------
9.    LESS: Cash dividends declared on common stock                                                         4460               0 9
                                                                                                           ----------------------
10.  Other comprehensive income (1)                                                                         B511          68,000 10
                                                                                                           ----------------------
11.  Other transactions with parent holding company * (not included in items 5, 6, 8, or 9 above)           4415               0 11
                                                                                                           ----------------------
12.  Total equity capital end of current period (sum of items 3 through 11)
                                                                                                           ----------------------
(must equal Schedule RC, item 28)                                                                           3210       7,099,000 12
                                                                                                           ----------------------



-----------------
*Describe on Schedule RI-E - Explanations.

(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.


SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES




Part I. Charge-offs and Recoveries on Loans and Leases

                                                                                    -------------------------------------------
                                                                                       Charge-offs (1)        Recoveries
                                                                                    -------------------------------------------
Part I includes charge-offs and recoveries through the allocated transfer                alendar year-to-daterisk reserve.
                                                                                    -------------------------------------------
                                                      Dollar Amounts in Thousands   RIAD Bil I Mil I Thou RIAD  Bil I Mil I Thou
-------------------------------------------------------------------------------------------------------------------------------

1.    Loans secured by real estate:
                                                                                    ----------------------------------------
a.    Construction, land development, and other land loans in domestic
                                                                                    ----------------------------------------
offices                                                                              3582         7,000  3583             0 1.a
                                                                                    ----------------------------------------
b.    Secured by farmland in domestic offices                                        3584             0  3585             0 1.b
                                                                                    ----------------------------------------
c.    Secured by 1-4 family residential properties in domestic offices:
                                                                                    ----------------------------------------
(1)  Revolving, open-end loans secured by 1-4 family residential
                                                                                    ----------------------------------------
properties and extended under lines of credit                                        5411             0  5412             0 1.c.1
                                                                                    ----------------------------------------
(2)  Closed-end loans secured by 1-4 family residential properties:
                                                                                    ----------------------------------------
(a)  Secured by first liens                                                          C234             0  C217             0 1.c.2.a
                                                                                    ----------------------------------------
(b)  Secured by junior liens                                                         C235             0  C218             0 1.c.2.b
                                                                                    ----------------------------------------
d.    Secured by multifamily (5 or more) residential properties in domestic
                                                                                    ----------------------------------------
offices                                                                              3588             0  3589             0 1.d
                                                                                    ----------------------------------------
e.     Secured by nonfarm nonresidential properties in domestic offices              3590             0  3591             0 1.e
                                                                                    ----------------------------------------
f.     In foreign offices                                                            B512             0  B513             0 1.f
                                                                                    ----------------------------------------
2.    Loans to depository institutions and acceptances of other banks:
                                                                                    ----------------------------------------
a.    To U.S. banks and other U.S. depository institutions                           4653             0  4663             0 2.a
                                                                                    ----------------------------------------
b.    To foreign banks                                                               4654             0  4664             0 2.b
                                                                                    ----------------------------------------
3.    Loans to finance agricultural production and other loans to farmers            4655             0  4665             0 3
                                                                                    ----------------------------------------
4.    Commercial and industrial loans:
                                                                                    ----------------------------------------
a.    To U.S. addressees (domicile)                                                  4645       257,000  4617         6,000 4.a
                                                                                    ----------------------------------------
b.    To non-U.S. addressees (domicile)                                              4646        74,000  4618             0 4.b
                                                                                    ----------------------------------------



-----------------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                            FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                             RI-4
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       8
                                                                                                   --------

SCHEDULE RI-B--CONTINUED

PART I.  CONTINUED

                                                                                     --------------------------------------------
                                                                                       Charge-offs (1)            Recoveries
                                                                                     --------------------------------------------
                                                                                                   Calendar year-to-date
                                                                                     --------------------------------------------
                                                        Dollar Amounts in Thousands  RIAD Bil I Mil I Thou RIAD Bil I Mil I Thou
---------------------------------------------------------------------------------------------------------------------------------

5.    Loans to individuals for household, family, and other personal expenditures:
                                                                                     --------------------------------------------
      a.    Credit cards                                                              B514               0  B515               0 5.a
                                                                                     --------------------------------------------
      b.    Other (includes single payment, installment, all student loans
                                                                                     --------------------------------------------
      and revolving credit plans other than credit cards)                             B516               0  B517             0   5.b
                                                                                     --------------------------------------------
6.    Loans to foreign governments and official institutions                          4643               0  4327             0   6
                                                                                     -------------------------------------------
7.    All other loans                                                                 4644               0  4628             0   7
                                                                                     -------------------------------------------
8.    Lease financing receivables:
                                                                                     -------------------------------------------
      a.   To U.S. addressees (domicile)                                              4656               0  4668             0   8.a
                                                                                     -------------------------------------------
      b.   To non-U.S. addressees (domicile)                                          4659               0  4669             0   8.b
                                                                                     -------------------------------------------
9.    Total (sum of items 1 through 8)                                                4635         338,000  4605         6,000   9
                                                                                     -------------------------------------------


                                                                                     ---------------------------------------------
Memoranda                                                                              Charge-offs (1)          Recoveries
                                                                                     ---------------------------------------------
                                                                                                Calendar year-to-date
                                                                                     ---------------------------------------------
                                                   Dollar Amounts in Thousands       RIAD  Bil I Mil I Thou RIAD  Bil I Mil I Thou
----------------------------------------------------------------------------------------------------------------------------------

1.    Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
      Schedule RI-B, part I, items 4 and 7, above                                    5409        16,000  5410               0 M.1
                                                                                     ------------------------------------------
2.    Loans secured by real estate to non-U.S. addresses (domicile)
      (included in Schedule RI-B, part I, item 1, above):                            4652             0  5410               0 M.2
                                                                                     ------------------------------------------
3.     Not applicable.
MEMORANDUM ITEM 4 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH AFFILIATED
INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVACalendar Year-to-Date THE
INSTRUCTIONS) THAT EXCEED $500 MILLION AS OF THE REPORT DATE OR (2) ARE CREDIT
CARD SPECIALTY BANKS AS DEFINED FOR UNIFORM BANK PERFORMANCE REPORT PURPOSES.

                                                                                                   ---------------------------
UNCOLLECTIBLE RETAIL CREDIT CARD FEES AND FINANCE CHARGES REVERSED AGAINST INCOME                   RIAD    Bil I Mil I Thou
                                                                                                   ---------------------------
(I.E., NOT INCLUDED IN CHARGE-OFFS AGAINST THE ALLOWANCE FOR LOAN AND LEASE LOSSES)                 C388               0 M.4
                                                                                                   ----------------------------
-----------------
(1)  Include write-downs arising from transfers of loans to a held-for-sale account.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       9
                                                                                                   --------
SCHEDULE RI--CONTINUED

Part II.  Changes in Allowance for Loan and Lease Losses


                                                                              Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
1.     Balance most recently reported for the December 31, 2002,
       Reports of Condition and Income
       (i.e., after adjustments from amended Reports of Income)                                             B522        486,000 1

2.     Recoveries (must equal part I, item 9, column B above)                                               4605          6,000 2

3.     LESS: Charge-offs (must equal part I, item 9, column A above
       less Schedule RI-B, part II, item 4)                                                                 C079        338,000 3

4.     LESS: Write-downs arising from transfers of loans to a held-for-sale account                         5523              0 4

5.     Provision for loan and lease losses (must equal Schedule RI, item 4)                                 4230        231,000 5

6.     Adjustments * (see instructions for this schedule)                                                   C233              0 6

7.     Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4)
       (must equal Schedule RC, item 4.c)                                                                   3123        385,000 7

Memoranda Dollar Amounts in Thousands RIAD Bil Mil Thou

1. Allocated transfer
risk reserve included in Schedule RI-B, part II, item 7, above C435 0 M.1
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
2.     Separate valuation allowance for uncollectible retail credit card fees and finance charges           C389              0 M.2
3.     Amount of allowance for loan and leases losses attributable to retail credit card fees
and finance charges                                                                                         C390              0 M.3
------------
* Describe on Schedule RI-E--Explanations.

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.
                                                                                                             Year-to-Date
                                                                              Dollar Amounts in Thousands   RIAD   Bil   Mil  Thou
1.     Interest income and expense attributable to international operations:
a.     Gross interest income                                                                                B523         38,000 1.a
b.     Gross interest expense                                                                               B524         16,000 1.b
2.     Net interest income attributable to international operations (item 1.a minus 1.b)                    B525         22,000 2
3.     Noninterest income and expense attributable to international operations:
a.     Noninterest income attributable to international operations                                          4097        186,000 3.a
b.     Provision for loan and lease losses attributable to international operations                         4235        (13,000)3.b
c.     Other noninterest expense attributable to international operations                                   4239        122,000 3.c
d.     Net noninterest income (expense) attributable to international operations (item 3.a minus
       3.b and 3.c)                                                                                         4843         77,000 3.d
4.     Estimated pretax income attributable to international operations before capital allocation
       adjustment (sum of items 2 and 3.d)                                                                  4844         99,000 4
5.     Adjustment to pretax income for internal allocations to international operations to reflect
       the effects of equity capital on overall bank funding costs                                          4845         61,000 5
6.     Estimated pretax income attributable to international operations after capital allocation
       adjustment (sum of items 4 and 5)                                                                    4846        160,000 6
7.     Income taxes attributable to income from international operations as estimated in item 6             4797         56,000 7
8.     Estimated net income attributable to international operations (item 6 minus 7)                       4341        104,000 8

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       10
                                                                                                   --------
SCHEDULE RI--CONTINUED

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                             FFIEC 031
Legal Title of Bank                                                                              RI-7
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                 10

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter one calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
                                                                                           Year-to-Date
                                                                                 RIAD   Bil   Mil   Thou
      1. Other noninterest income (from Schedule RI, item 5.1) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
                       TEXT
             a.        Income and fees from the printing and sale of checks       C013             0 1.a
             b.        Earnings on/increase in value of cash surrender value
                       of life insurance                                          C014             0 1.b
             c.        Income and fees from automated teller machines (ATMs)      C016             0 1.c
             d.        Rent and other income from other real estate owned         4042        35,000 1.d
             e.        Safe deposit box rent                                      C015             0 1.e
             f.  4461  Realized Gains from Assets held for Sale                   4461       194,000 1.f
             g.  4462  Other Fees and Commissions                                 4462        55,000 1.g
             h.  4463                                                             4463           N/A 1.h
      2. Other noninterest expense (from Schedule RI, item 7.d): Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
                       TEXT
             a.        Data processing expenses                                  C017              0 2.a
             b.        Advertising and marketing expenses                        0497              0 2.b
             c.        Director's fees                                           4136              0 2.c
             d.        Printing, stationery, and supplies                        C018              0 2.d
             e.        Postage                                                   8403              0 2.e
             f.        Legal fees and expenses                                   4141              0 2.f
             g.        FDIC deposit insurance assessments                        4146              0 2.g
             h.  4464  Other Real Estate Owned Operating Exp                     4464         29,000 2.h
             i.  4467  Intercompany Expense Allocation                           4467        388,000 2.i
             j.  4468  Professional Fees                                         4468        104,000 2.j
      3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
                       TEXT
           a.(1)4469                                                             4469            N/A 3.a.1
                (2) Applicable income tax effect                    4486         0                   3.a.2
           b.(1)4487                                                             4487            N/A 3.b.1
                (2)  Applicable income tax effect                   4488         0                   3.b.2
           c.(1)4489                                                             4489            N/A 3.c.1
                (2)  Applicable income tax effect                   4491         0                   3.c.2

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       11
                                                                                                   --------

DEUTSCHE BANK TRUST COMPANY AMERICAS                                            FFIEC 031
Legal Title of Bank                                                             RI-8
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                     11

Schedule RI-E--Continued
                                                                                       Year-to-Date
                                                 Dollar Amounts in Thousands    RIAD    Bil I Mil I Thou
      4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
                       TEXT
             a.  B526                                                               B526           N/A 4.a
             b.  B527                                                               B527           N/A 4.b
      5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):
                       TEXT
             a.  4498                                                               4498             N/A 5.a
             b.  4499                                                               4499             N/A 5.b
      6. Adjustments to allowance for loan and lease losses
         (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
                       TEXT
             a.  4521                                                               4521             N/A 6.a
             b.  4522                                                               4522             N/A 6.b
      7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the
         Report of Income): RIAD X = NO COMMENT - Y = COMMENT _________ 4769 X
         Other explanations (please type or print clearly):
                       TEXT (70 characters per line)
                 4769

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       12
                                                                                                   --------
SCHEDULE RI--CONTINUED


Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365 FDIC Certificate Number - 00623

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET
                                                                             Dollar Amounts in Thousands RCFD Bil Mil Thou
ASSETS
1.     Cash and balances due from depository institutions (from Schedule RC-A):
       a.   Noninterest-bearing balances and currency and coin (1)                                        0081   2,807,000 1.a
       b.   Interest-bearing balances (2)                                                                 0071     113,000 1.b
2.     Securities:
       a.   Held-to-maturity securities (from Schedule RC-B, column A)                                    1754           0 2.a
       b.   Available-for-sale securities (from Schedule RC-B, column D)                                  1773      58,000 2.b
3.     Federal funds sold and securities purchased under agreements to resell:                                        RCON
       a.   Federal funds sold in domestic offices                                                        B897   1,958,000 3.a
                                                                                                          RCFD
       b.   Securities purchased under agreements to resell (3)                                           B989   5,503,000 3.b
4.     Loans and lease financing receivables (from Schedule RC-C)
       a.   Loans and leases held for sale                                                                5639           0 4.a
       b.   Loans and leases, net of unearned income                                   B528   7,534,000                    4.b
       c.   LESS: Allowance for loan and lease losses                                  3123     385,000                    4.c
       d.   Loans and leases, net of unearned income and allowance
            (item 4.b minus 4.c)                                                                          B529   7,149,000 4.d
5.     Trading assets (from Schedule RC-D)                                                                3545  12,644,000 5
6.     Premises and fixed assets (including capitalized leases)                                           2145     278,000 6
7.     Other real estate owned (from Schedule RC-M)                                                       2150      60,000 7
8.     Investments in unconsolidated subsidiaries and associated companies
       (from Schedule RC-M)                                                                               2130   3,046,000 8
9.     Customers' liability to this bank on acceptances outstanding                                       2155           0 9
10.    Intangible assets:
       a.   Goodwill                                                                                      3163           0 10.a
       b.   Other intangible assets (from Schedule RC-M)                                                  0426      29,000 10.b
11.    Other assets (from Schedule RC-F)                                                                  2160   2,193,000 11
12.    Total assets (sum of items 1 through 11)                                                           2170  35,838,000 12

       -----------------------------------
       -----------------------------------------------------------------------------
(1)    Includes cash items in process of collection and unposted debits.
(2)    Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       13
                                                                                                   --------
SCHEDULE RI--CONTINUED


SCHEDULE RC--CONTINUED
                                                                                 Dollar Amounts in Thousands RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.    Deposits:
       a.   In domestic offices (sum of totals of columns A and C
            from Schedule RC-E,                                                                     RCON
            part I)                                                                                 2200   8,679,000 13.a
            (1) Noninterest-bearing (1)                                          6631   2,595,000                    13.a.1
            (2) Interest-bearing                                                 6636   6,084,000                    13.a.2
       b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs                           RCFN
            (from Schedule RC-E, part II)                                                           2200   8,941,000 13.b
            (1) Noninterest-bearing                                              6631   2,347,000                    13.b.1
            (2) Interest-bearing                                                 6636   6,594,000                    13.b.2
14.    Federal funds purchased and securities sold under agreements
       to repurchase:                                                                              RCON
       a.   Federal funds purchased in domestic offices (2)                                         B993   7,341,000 14.a
                                                                                                    RCFD
       b.   Securities sold under agreements to repurchase (3)                                      B995           0 14.b
15.    Trading liabilities (from Schedule RC-D)                                                     3548   1,331,000
16.    Other borrowed money (includes mortgage indebtedness and obligations
       under capitalized leases) (from Schedule RC-M)                                               3190     103,000 16
17.    Not applicable
18.    Bank's liability on acceptances executed and outstanding                                     2920           0 18
19.    Subordinated notes and debentures (4)                                                        3200       9,000 19
20.    Other liabilities (from Schedule RC-G)                                                       2930   1,711,000 20
21.    Total liabilities (sum of items 13 through 20)                                               2948  28,115,000 21
22.    Minority interest in consolidated subsidiaries                                               3000     624,000 22
EQUITY CAPITAL
23.    Perpetual preferred stock and related surplus                                                3838   1,500,000 23
24.    Common stock                                                                                 3230   2,127,000 24
25.    Surplus (exclude all surplus related to preferred stock)                                     3839     584,000 25
       a.   Retained earnings                                                                       3632   2,879,000 26.a
       b.   Accumulated other comprehensive income (5)                                              B530       9,000 26.b
27.    Other equity capital components (6)                                                          A130           0 27
28.    Total equity capital (sum of items 23 through 27)                                            3210   7,099,000 28
29.    Total liabilities, minority interest, and equity capital
       (sum of items 21, 22, and 28)                                                                3300  35,838,000 29

Memorandum
To be reported only with the March Report of Condition.
1.     Indicate in the box at the right the number of the statement below that best describes the
       most comprehensive level of auditing work preformed for the bank by independent external     RCFD Number
       auditors as of any date during 2002                                                          6724 N/A         M.1
1=     Independent audit of the bank conducted in accordance 4= Director's examination of the bank conducted with generally accepted auditing standards by a certified in accordance with generally accepted auditing public accounting firm which submits a report on the bank standards by a certified public accounting firm
2=     Independent audit of the bank's parent holding company                  (may be required by state chartering authority)
       conducted in accordance with generally accepted accounting         5=   Director's examination of the bank performed by
       standards by a certified public accounting firm which                   other external auditors (may be required by state
       submits a report on the consolidated holding company (but               chartering authority)
       not on the bank separately)                                        6=   Review of the bank's financial statements by
3=     Attestation on bank management's assertion on the                       external auditors
       effectiveness of the bank's internal control over financial        7=   Compilation of the bank's financial statements by
       reporting by a certified public accounting firm                         external auditors
                                                                          8=   Other audit procedures (excluding tax
                                                                               preparation work)
                                                                          9=   No external audit work

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       14
                                                                                                   --------
SCHEDULE RI--CONTINUED

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.
                                                                                                  (Column A)        (Column B)
                                                                                                 Consolidated        Domestic
                                                                                 Dollar AmountsBankThousands          Offices
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCFD  Bil Mil ThouRCFD   Bil Mil Thou
1.     Cash items in process of collection, unposted debits, and currency and
       coin                                                                               0022   1,932,000                   1
       a.   Cash items in process of collection and unposted debits                                          0020  1,931,000 1.a
       b.   Currency and coin                                                                                0080      1,000 1.b
2.     Balance due from depository institutions in the U.S.                                                  0082    114,000 2
       a.   U.S. branches and agencies of foreign banks (including their IBFs)            0083      45,000                   2.a
       b.   Other commercial banks in the U.S. and other depository institutions
            in the U.S. (including their IBFs)                                            0085      74,000                   2.b
3.     Balances due from banks in foreign countries and foreign central banks                                0070      3,000 3
       a.   Foreign branches of other U.S. banks                                          0073           0                   3.a
       b.   Other banks in foreign countries and foreign central banks                    0074     114,000                   3.b
4.     Balances due from Federal Reserve Banks                                            0090     755,000   0090    755,000 4
5.     Total (sum of items 1 through 4) (total of column A must equal
       Schedule RC, sum of items 1.a and 1.b)                                             0010   2,920,000   0010  2,804,000 5



SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                        Held-to-maturity                       Available-for-sale
                                                           (Column A)          (Column B)         (Column C)        (Column D)
                                                         Amortized Cost        Fair Value       Amortized Cost      Fair Value
                                            Dollar AmounRCFDn TBilsMilsThoRCFD   Bil Mil Thou  RCFD  Bil Mil ThouRCFD   Bil Mil Thou
1.   U.S. Treasury securities                           0211          0   0213             0  1286           0   1287        0 1
2.   U.S. Government agency obligations
     exclude mortgage-backed securities):
     a.   Issued by U.S. Government agencies (1)        1289          0   1290             0  1291           0   1293        0 2.a
     b.   Issued by U.S. Government-sponsored
          agencies (2)                                  1294          0   1295             0  1297           0   1298        0 2.b
3.   Securities issued by states and
     political subdivisions in the U.S.                 8496          0   8497             0  8498           0   8499        0 3

(1)  Includes Small Business Administration 'Guaranteed Loan Pool
     Certificates,' U.S. Maritime Administration obligations, and
     Export-Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       15
                                                                                                   --------
SCHEDULE RI--CONTINUED

SCHEDULE RC-B--CONTINUED


                                                            (Column A)        (Column B)        (Column C)         (Column D)
                            Dollar Amounts in Thousands   Amortized Cost      Fair Value      Amortized Cost       Fair Value
                                                        RCFD   Bil Mil ThouRCFD  Bil Mil ThouRCFD   Bil Mil ThoRCFD   Bil Mil Thou
4.   Mortgage-backed securities (MBS):
     a.   Pass-through securities:
          (1)  Guaranteed by GNMA                       1698           0  1699           0   1701          0   1702         0 4.a.1
          (2)  Issued by FNMA and FHLMC                 1703           0  1705           0   1706          0   1707         0 4.a.2
          (3)  Other pass-through securities            1709           0  1710           0   1711          0   1713         0 4.a.3
     b.   Other mortgage-backed securities (include
          CMOs, REMICs and stripped MBS):
          (1)  Issued or guaranteed by FNMA,
               FHLMC, or GNMA                           1714           0  1715           0   1716          0   1717         0 4.b.1
          (2)  Collateralized by MBS issued or
               guaranteed by FNMA, FHLMC, or GNMA       1718           0  1719           0   1731          0   1732         0 4.b.2
          (3)  All other mortgage-backed securities     1733           0  1734           0   1735      2,000   1736     3,000 4.b.3
5.   Asset-backed securities (ABS):
     a.   Credit card receivables                       B838           0  B839           0   B840          0   B841         0 5.a
     b.   Home equity lines                             B842           0  B843           0   B844          0   B845         0 5.b
     c.   Automobile loans                              B846           0  B847           0   B848          0   B849         0 5.c
     d.   Other consumer loans                          B850           0  B851           0   B852          0   B853         0 5.d
     e.   Commercial and industrial loans               B854           0  B855           0   B856          0   B857         0 5.e
     f.   Other                                         B858           0  B859           0   B860          0   B861         0 5.f
6.   Other debt securities
     a.   Other domestic debt securities                1737           0  1738           0   1739     15,000   1741    17,000 6.a
     b.   Foreign debt securities                       1742           0  1743           0   1744          0   1746         0 6.b
7.   Investments in mutual funds and
     other equity securities with
     readily determinable values (1)                                                         A510     11,000   A511    38,000 7
8.   Total (sum of items 1 through 7) (total of
     Column A must equal Schedule RC item 2.a) (total of column D must equal
     Schedule RC,
     item 2.b)                                          1754           0  1771           0   1772     28,000   1773    58,000 8

(1)  Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       16
                                                                                                   --------
SCHEDULE RI--CONTINUED

SCHEDULE RC-B--CONTINUED

Memoranda                                                                                  Dollar AmounRCFDn TBilsMilsThou

1.   Pledged securities (1)                                                                            0416          0 M.1
2.   Maturity and repricing data for debt securities (1, 2) (excluding those in nonaccrual status):
     a.   Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
          mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3, 4)
          (1)  Three months or less                                                                  A549            0 M.2.a.1
          (2)  Over three months through 12 months                                                   A550            0 M.2.a.2
          (3)  Over one year through three years                                                     A551            0 M.2.a.3
          (4)  Over three years through five years                                                   A552            0 M.2.a.4
          (5)  Over five years through 15 years                                                      A553       17,000 M.2.a.5
          (6)  Over 15 years                                                                         A554            0 M.2.a.6
     b.   Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3, 5)
          (1)  Three months or less                                                                  A555            0 M.2.b.1
          (2)  Over three months through 12 months                                                   A556            0 M.2.b.2
          (3)  Over one year through three years                                                     A557            0 M.2.b.3
          (4)  Over three years through five years                                                   A558            0 M.2.b.4
          (5)  Over five years through 15 years                                                      A559            0 M.2.b.5
          (6)  Over 15 years                                                                         A560            0 M.2.b.6
     c.   Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
          exclude mortgage pass-through securities) with an expected average life of: (6)
          (1)  Three years or less                                                                   A561            0 M.2.c.1
          (2)  Over three years                                                                      A562        3,000 M.2.c.2
     d.   Debt securities with a REMAINING MATURITY of one
          year or less (included in Memorandum items 2.a through 2.c above)                          A248            0 M.2.d
3.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
     of sale or transfer)                                                                              1778          0 M.3
4.   Structured notes (included in the held-to-maturity and available-for-sale accounts in
     Schedule RC-B, items 2, 3, 5 and 6):
     a.   Amortized cost                                                                               8782          0 M.4.a
     b.   Fair value                                                                                   8783          0 M.4.b

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date. (4) Sum of Memorandum items 2.a(1) through
2.a(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item
       9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first-lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5)    Sum of Memorandum items 2.b(1) through 2.b(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family family residential mortgages included in
       Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first-lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6)    Sum of Memorandum items 2.c(1) and 2.c(2) plus any nonaccrual "Other mortgage-backed-securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       17
                                                                                                   --------
SCHEDULE RI--CONTINUED

SCHEDULE RC--LOANS AND LEASE FINANCING RECEIVABLES

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                            (Column A)         (Column B)
                                                                                           Consolidated         Domestic
                                                                                         Bank              Offices
                                                                                Dollar ARCFDts BilTMilsThouRCON   Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
1.     Loans secured by real estate                                                     1410     810,000                         1
       a.   Construction, land development, and other land loans                                           1415      62,000 1.a
       b.   Secured by farmland (including farm residential and other
            improvements)                                                                                  1420           0 1.b
       c.   Secured by 1-4 family residential properties:
            (1)  Revolving, open-end loans secured by 1-4 family residential
                 properties and extended under lines of credit                                             1797           0 1.c.1
            (2)  Closed-end loans secured by 1-4 family residential properties:
                 (a)  Secured by first liens                                                               5367     190,000 1.c.2.a
                 (b)  Secured by junior liens                                                              5368           0 1.c.2.b
       d.   Secured by multifamily (5 or more) residential properties                                      1460      17,000 1.d
       e.   Secured by nonfarm nonresidential properties                                                   1480     541,000 1.e
2.     Loans to depository institutions and acceptances of other banks:
       a.   To commercial banks in the U.S.                                                              B531        58,000 2.a
            (1)  To U.S. branches and agencies of foreign banks                       B532        56,000                    2.a.1
            (2)  To other commercial banks in the U.S.                                B533         2,000                    2.a.2
       b.   To other depository institutions in the U.S.                              B534             0 B534             0 2.b
       c.   To banks in foreign countries                                                                B535       146,000 2.c
            (1)  To foreign branches of other U.S. banks                              B536             0                    2.c.1
            (2)  To other banks in foreign countries                                  B537       147,000                    2.c.2
3.     Loans to finance agricultural production and other loans to farmers              1590      11,000   1590      11,000      3
4.     Commercial and industrial loans:
       a.   To U.S. addressees (domicile)                                               1763   3,055,000   1763   3,055,000 4.a
       b.   To non-U.S. addressees (domicile)                                           1764     231,000   1764     188,000 4.b
5.     Not applicable.
6.     Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)
       a.   Credit cards                                                              B538             0 B538             0 6.a
       b.   Other revolving credit plans                                              B539             0 B539             0 6.b
       c.   Other consumer loans (includes single payment, installment,
            and all student loans)                                                      2011     601,000   2011     599,000 6.c
7.     Loans to foreign government and official institutions (including
       foreign central banks)                                                           2081       1,000   2081       1,000 7
8.     Obligations (other than securities and leases) of states and political
       subdivisions in the U.S.                                                         2107           0   2107           0 8
9.     Other loans                                                                      1563   2,616,000                    9
       a.   Loans for purchasing or carrying securities (secured and unsecured)                            1545     806,000 9.a
       b.   All other loans (exclude consumer loans)                                                       1564   1,808,000 9.b
10.    Lease financing receivables (net of unearned income)                                                2165       4,000 10
       a.   Of U.S. addressees (domicile)                                               2182       4,000                    10.a
       b.   Of non-U.S. addressees (domicile)                                           2183           0                    10.b
11.    LESS: Any unearned income on loans reflected in items 1-9 above                  2123           0   2123           0 11
12.    Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
       Schedule RC, item 4.a and 4.b)                                                   2122   7,534,000   2122   7,486,000 12

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       18
                                                                                                   --------
SCHEDULE RI--CONTINUED

SCHEDULE RC-C--CONTINUED

Part I. Continued
Memoranda                                                                                       Dollar AmRCFDs iBilhMilaThou
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
1.     Loans and Leases restructured and in compliance with modified terms
       (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by
       1-4 family residential properties and loans to individuals for
       household, family, and other personal expenditures)                                                 1616           0 M.1
2.     Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
       a.   Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
            with a remaining maturity or next repricing date of: (1, 2)                                  RCON
            (1)  Three months or less                                                                    A564         5,000 M.2.a.1
            (2)  Over three months through 12 months                                                     A565       185,000 M.2.a.2
            (3)  Over one year through three years                                                       A566             0 M.2.a.3
            (4)  Over three years through five years                                                     A567             0 M.2.a.4
            (5)  Over five years through 15 years                                                        A568             0 M.2.a.5
            (6)  Over 15 years                                                                           A569             0 M.2.a.6
       b.   All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices
            (reported in Schedule RC-C, part I item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of: (1, 3) RCFD
            (1)  Three months or less                                                                    A570     4,931,000 M.2.b.1
            (2)  Over three months through 12 months                                                     A571     1,247,000 M.2.b.2
            (3)  Over one year through three years                                                       A572        68,000 M.2.b.3
            (4)  Over three years through five years                                                     A573         4,000 M.2.b.4
            (5)  Over five years through 15 years                                                        A574        23,000 M.2.b.5
            (6)  Over 15 years                                                                           A575             0 M.2.b.6
       c.   Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
            with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)         A247     2,957,000 M.2.c
3.     Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
       included in Schedule RC-C, part 1, items 4 and 9, column A(4)                                       2746   1,047,000 M.3
4.     Adjustable rate closed-end loans secured by first liens on
       1-4 family residential properties in domestic offices                                             RCON
       (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)                                    5370       190,000 M.4
5.     Loans secured by real estate to non-U.S. addresses (domicile) (included in                        RCFD
       Schedule RC-C, part I, item 1, column A)                                                          B837             0 M.5
6)     Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank
       Performance Report purposes.
       Outstanding credit card fees and finance charges included in Schedule RC-C,
       part I, item 6.a., column A                                                                       C391             0 M.6

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date. (2) Sum of Memorandum items 2.a.(1) through
2.a.(6) plus total nonaccrual closed-end loans secured by first liens on
       1-4 family residential properties in domestic offices included in
       Schedule RC-N, item 1.c.(2)(a), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from
       Schedule RC-C, part I, item 1.c(2)(a), column B
(3)    Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from
       Schedule RC-C, Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item
       1.c.(2)(a), column B.
(4)    Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       19
                                                                                                   --------
SCHEDULE RI--CONTINUED

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding year.

                                                                                               Dollar AmRCONs in ThoBilnMil Thou
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

1.     U.S. Treasury securities in domestic offices                                                            3531           0 1
2.     U.S. Government agency obligations in domestic offices (exclude mortgage-
       backed securities)                                                                                      3532           0 2
3.     Securities issued by states and political subdivisions in the U.S. in domestic offices                  3533      53,000 3
4.     Mortgage-backed securities (MBS) in domestic offices:
       a.   Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                               3534           0 4.a
       b.   Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
            (include CMOs, REMICs, and stripped MBS)                                                           3535           0 4.b
       c.   All other mortgage-backed securities                                                               3536           0 4.c
5.     Other debt securities in domestic offices                                                               3537     250,000 5
6.-    8.   Not applicable
9.     Other trading assets in domestic offices                                                                3541   2,144,000 9
                                                                                                        RCFN
10.    Trading assets in foreign offices                                                                       3542   9,018,000 10
11.    Revaluation gains on derivative contracts:                                                       RCON
       a.   In domestic offices                                                                                3543     689,000 11.a
                                                                                                        RCFN
       b.   In foreign offices                                                                                 3543     490,000 11.b
                                                                                                        RCFD
12.    Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                       3545  12,644,000 12

LIABILITIES                                                                                             RCFD        Bil Mil Thou
                                                                                                        ------------------------
                                                                                                        ------------------------
13.    Liability for short positions                                                                           3546     287,000 13
14.    Revaluation losses on derivative contracts                                                              3547   1,044,000 14
15.    Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)                    3548   1,331,000 15

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       20
                                                                                                   --------
SCHEDULE RI--CONTINUED


SCHEDULE RC-E--DEPOSIT LIABILITIES
PART I.  DEPOSITS IN DOMESTIC OFFICES
                                                            Transaction Accounts                                     Nontransaction
                                                                                                                        Accounts
                                                                 (Column A)              (Column B)                    (Column C)
                                                                   Total                Memo: Total                      Total
                                                                transaction                demand                    nontransaction
                                                                  accounts                deposits                      accounts
                                                              (including total          (included in                   (including
                                                              demand deposits            column A)                       MMDAs)
           Dollar Amounts in Thousands                    RCON   Bil  Mil  Thou    RCON   Bil  Mil  Thou  RCON  Bil  Mil  Thou
Deposits of:
1.  Individuals, partnerships and corporations
    (include all certified and official checks)           B549     1,784,000                              B550    5,984,000    1
2.  U.S. Government                                       2202                   0                        2520                 20
3.  States and political subdivisions in the U.S.         2203           83,000                           2530                 30
4.  Commercial banks and other depository institutions in
     the U.S.                                             B551         239,000                            B552           9,000 4
5.  Banks in foreign countries                            2213         456,000                            2236          45,000 5
6.  Foreign governments, and official institutions
    (including foreign central banks)                     2216            76,000                          2377                 6 0
7.  Total (sum of items 1 through 6) (sum of
    columns A and C must equal Schedule RC, item 13.a)    2215       2,641,000     2210      2,595,000    2385     6,038,000   7

Memoranda                                                                     Dollar Amounts in Thousands RCON  Bil  Mil  Thou
1.  Selected components of total deposits (i.e., sum of item 7, columns A and C):
a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                                   6835             M.1.a
b.  Total brokered deposits                                                                               2365     273,000 M.1.b
c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
(1)  Issued in denominations of less than $100,000                                                        2343     273,000 M.1.c.1
(2)  Issued either in denominations of $100,000 or in denominations greater than $100,000 and
     and participated out by the broker in shares of $100,000 or less                                     2344             M.1.c.2
d.  Maturity data for brokered deposits:
(1)  Brokered depsoits issued in denominations of less than $100,000 with a remaining maturity
      of one year or less (included in Memorandum item 1.c.(1) above)                                     A243       24,000M.1.d.1
(2)  Brokered deposits issued in denominations of $100,000 or more with a remaining maturity
      of one year or less (included in Memorandum item 1.b above)                                         A244             M.1.d.2
e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are seucred or collateralized as required under state law)
(TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)                                                            5590             M.1.e
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must must equal item 7, column C, above):
a.  Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                                           6810      5,452,0M.2.a.1
      (2) Other savings deposits (excludes MMDAs)                                                         0352           28M.2.a.2
b.  Total time deposits of less than $100,000                                                             6648         274,M.2.b
c.  Total time deposits of $100,000 or more                                                               2604         284,M.2.c

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       21
                                                                                                   --------

SCHEDULE RC-E--CONTINUED
Part I.  Continued
Memoranda (continued)                                                           Dollar Amounts inRCONusanBil  Mil  Thou
3.  Maturity and repricing data for time deposits of less than $100,000:
a.  Time deposits of less than $100,000 with a remaining maturity of next repricing date of (1,2)
     (1) Three months or less                                                                    A579              14,M.3.a.1
     (2) Over three months through 12 months                                                     A580              12,M.3.a.2
 (3) Over one year through three years                                                           A581             153,M.3.a.3
 (4) Over three years                                                                            A582               95M.3.a.4
b.  Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less
     (included in Memorandum items 3.a.(1) and 3.a.(2) above)(3)                                 A241               26M.3.b
4.  Maturity and repricing data for time deposits of $100,000 or more:
 a.  Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
  (1) Three months or less                                                                       A584             169,M.4.a.1
  (2) Over three months through 12 months                                                        A585               35M.4.a.2
  (3) Over one year through three years                                                          A586                 M.4.a.30
  (4) Over three years                                                                           A587               80M.4.a.4
 b.  Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
      (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)                               A242             204,M.4.b

 (1)      Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
 (2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
 (3) Report both fixed and floating rate time deposits by remaining maturity.  Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year. (4) Sum of Memorandum items 4.a.(1)
 through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.


PART II.  DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)

          Dollar Amounts in Thousands                                                            RCON    Bill  Mil  Thou
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)       B553          5,033,010
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository
institutions                                                                                     B554               272000
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)   2625          3,749,030
4. Foreign governments and official institutions (including foreign central banks)               2650             132,400
5. U.S. Government and states and political subdivisions in the U.S.                             B555                 5      0
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b)                          2200          8,941,060

Memorandum                                                                                      RCFN | Bilo|lMilA|oThou in Thousands
1. Time deposits with a remaining maturity of one year or less                                   A245              32,M.1
     (included in Part II, item 6 above)

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       22
                                                                                                   --------

SCHEDULE RC-F - OTHER ASSETS
     Dollars Amounts in Thousands                                                                      RCFN | Bil | Mil | Thou
1. Accrued interest receivable (1)                                                                     B556             39,010
2. Net deferred tax assets (2)                                                                         2148            817,020
3. Interest-only strips receivable (not in the form of a security) (3) on:
    a. Mortgage loans                                                                                  A519                 3.a  0
    b. Other financial assets                                                                          A520                 3.b  0
4. Equity securities that DO NOT have readily determinable fair values (4)                             1752            166,040
5. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)   2168         1,171,005
                TEXT
    a.     Prepaid expenses                                                        2166              0                      5.a
    b.     Cash surrender value of life insurance                                  C009              0                      5.b
        c.     Repossessed personal property (including vehicles)                  1578              0                      5.c
    d.     Deriviatives with a positive fair value held for purposes other than traC010              0                      5.d
            RETAINED INTERESTS IN ACCRUED INTEREST RECEIVABLE
    e.     RELATED TO SECURITIZED CREDIT CARDS                                     C436              0                      5.e
    f.   3549         Accounts Receivable                                          3549        766,000                      5.f
    g.   3550                                                                      3550            N/A                      5.g
    h.   3551                                                                      3551            N/A                      5.h
  6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                                2160         2,193,006

SCHEDULE RC-G - OTHER LIABILITIES

      Dollar Amounts in Thousands                                                                      RCON | Bil | Mil | Thou
1. a. Interest accrued and unpaid on deposits in domestic offices (5)                                  3645                21.a0
    b. Other expenses accrued and unpaid (includes accrued income taxes)                               RCFD
        payable)                                                                                       3646         1,195,001.b
        Net deferred tax liabilities (2)                                                               3049                 2     0
3. Allowance for credit losses on off-balance sheet credit exposures                                   B557             50,030
4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this ite2938            464,040
         TEXT
     a.     Accounts payable                                                       3066        241,000                      4.a
     b.     Deferred compensation liabilities                                      C011              0                      4.b
     c.     Dividends declared but not yet payable                                 2932              0                      4.c
     d.     Derivatives with a negative fair value held for purposes other than traC012              0                      4.d
         3552                                                                      3552            N/A                      4.e
     f.  3553                                                                      3553            N/A                      4.f
     g.  3554                                                                      3554            N/A                      4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                                  2930         1,711,005

(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for sale securities in
     Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate. (4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock (5) For savings banks, includes "dividends" accrued and unpaid on deposits.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       23
                                                                                                   --------


SCHEDULE RC-H -- SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES
                                                                                              Domestic
                                                                                        Offices
          Dollar Amounts in Thousands                                                   RCON   Bil | Mil | Thou
1. Customers' liability to this bank on acceptances outstanding                         2155               0 1
2.  Bank's liability on acceptances executed and outstanding                            2920               0 2
3.  Securities purchased under agreements to resell                                     B989       5,491,000 2
4.  Securities sold under agreements to repurchase                                      B995               0 4
5.  Other borrowed money                                                                3190          62,000 5
     EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs         2163       3,379,000 6
     OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs           2941             N/A 7
8.  Total assets (excludes net due from foreign offices, Edge and Agreement
     subsidiaries, and IBFs)                                                            2192      22,178,000 8
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
     and IBFs)                                                                          3129      17,834,000 9

IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY
AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.                                  RCON   Bil | Mil | Thou
10.  U.S. Treasury securities                                                           1039               0 10
11.  U.S. Government agency obligations (exclude mortgage-backed securities)            1041               0 11
12.  Securities issued by states and political subdivisions in the U.S.                 1042               0 12
13.  Mortgage-backed securities (MBS):
   a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                                 1043               0 13.a.1
       (2) Other pass-through securities                                                1044               0 13.a.2
       b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS);
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                                 1209               0 13.b.1
       (2) All other mortgage-backed securities                                         1280           1,000 13.b.2
14.  Other domestic debt securities (include domestic asset-backed securities)          1281          15,000 14
15.  Foreign debt securities (include foreign asset-backed securities)                  1282               0 15
16.  Investments in mutual funds and other equity securities with readily
       determinable fair values                                                         A510           7,000 16
17.  Total amortized (historical) cost of both held-to-maturity and available-for-sale
       securities (sum of items 10 through 16)                                          1374          23,000 17
18.  Equity securities that do not have readily determinable fair values                1752          38,000 18

SCHEDULE RC-1 - SELECTED ASSETS AND LIABILITIES OF IBFS

TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.
          Dollar Amounts in Thousands                                                   RCFN   Bil | Mil | Thou
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12)       2133          27,000 1
2.  Total IBF liabilities (component of Schedule RC, item 21)                           2898       1,071,000 2

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       24
                                                                                                   --------


SCHEDULE RC-K -- QUARTERLY AVERAGES (1)

           Dollar Amounts in Thousands                                                  RCFD   Bil | Mil | Thou
ASSETS
1.  Interest-bearing balances due from depository institutions                            3381       174,000 1
2.  U.S. Treasury securities and U.S. Government agency obligations (2)
      (excluding mortgage-backed securities                                               B558             0 2
3.  Mortgage-backed securities (2)                                                        B559        16,000 3
4.  All other securities (2, 3) (includes securities issued by states and political
     subdivisions in the U.S.)                                                            B560       109,000 4
5.  Federal funds sold and securities purchased under agreements to resell                3365     5,039,000 5
6.  Loans:
 a. Loans in domestic offices:                                                                          RCON
     (1) Total loans                                                                      3360     8,971,000 6.a.1
     (2) Loans secured by real estate                                                     3385       830,000 6.a.2
     (3) Loans to finance agrecultural production and other loans to farmers              3386        10,000 6.a.3
     (4) Commercial and industrial loans                                                  3387     3,836,000 6.a.4
     (5) Loans to individuals for household, family, and other personal expenditures:
           (a) Credit Cards                                                               B561             0 6.a.5.a
           (b) Other (includes single payment, installment, all student loans, and
                 revolving credit plans other than credit cards)                          B562       710,000 6.a.5.b
                                                                                                        RCFN
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs              3360        62,000 6.b
                                                                                                        RCFD
7. Trading assets                                                                         3401    13,784,000 7
8. Lease financing receivables (net of unearned income)                                   3484         4,000 8
9. Total assets (4)                                                                       3368    35,319,000 9
LIABILITIES
Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts,                          RCON
and telephone and preauthorized transfer accounts) (exclude demand deposits)              3485        39,000 10
11. Nontransaction accounts in domestic offices:
      a. Savings deposits (includes MMDAs)                                                B563     5,801,000 11.a
      b. Time deposits of $100,000 or more                                                A514       312,000 11.b
      c. Time deposits of less than $100,000                                              A529       283,000 11.c
                                                                                                        RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,
      and IBFs                                                                            3404     7,484,000 12
                                                                                                        RCFD
13. Federal funds purchased and securities sold under agreements to repurchase            3353     6,372,000 13
14. Other borrowed money
      (includes mortgage indebtedness and obligations under capitalized leases            3355       224,000 14

(1)  For all items, banks have the option of reporting either (1) an average of
     DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values
     at historical costs

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       25
                                                                                                   --------

SCHEDULE RC-L -- DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

    Dollar Amounts in Thousands                                                                       RCFD      Bil  Mil  Thou
1. Unused commitments:
    a.  Revolving, open-end lines secured by 1-4 family residential properties, e.g. home             3814                 1.a   0
         equity lines
b. Credit Card lines                                                                                  3815                 1.b   0
c.  (1) Commitments to fund commercial real estate, construction, and                                 3816               921.c.1
          land development loans secured by real estate
(2)  Commitments to fund commerical real estate, construction, and land development                   6550          1,293,01.c.2
      loans NOT secured by real estate
d. Securities underwriting                                                                            3817                 1.d    0
e.  Other unused commitments                                                                          3818          5,355,01.e
2.  Financial standby letters of credit and foeign office guarantees                                  3819          2,203,020
a.     Amount of financial standby letters of credit to others                    3820      1,061,000                      2.a
3.  Performance standby letters of credit and foreign office guarantees                               3821             100,300
a.     Amount of performance standby letters of credit conveyed to others         3822          5,000                      3.a
4.  Commercial and similar letters of credit                                                          3411                 4,000

5.  Participations in acceptance (as described in the instructions) conveyed to others by the         3428                 5      0
     reporting bank
6.  Securities lent (including customers' securities lent where the customer is indemnified against   3433           2,223,600
     loss by the reporting bank)
7.  Credit derivatives:
a.  Notional amount of credit derivatives on which the reporting bank is the guarantor                A534                 7.a   0
(1)  Gross positive fair value                                                                        C219                 7.a.1  0
(2)  Gross negative fair value                                                                        C220                 7.a.2  0
b.  Notional amount of credit derivatives on which the reporting bank is the beneficiary              A535         3,140,007.b
(1)  Gross positive fair value                                                                        C221              89,7.b.1
(2)  Gross negative fair value                                                                        C222            118,07.b.2
8.  Spot foreign exchange contracts                                                                   8765              43,800
9.  All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each          3430                 9      0
     component of this item over 25% of Schedule RC, item 28, "Total equity Capital")
       TEXT
a.     Securities borrowed                                                        3432              0                      9.a
b.     Commitments to purchase when-issued securities                             3434              0                      9.b
c.     3555                                                                       3555            N/A                      9.c
d.     3556                                                                       3556            N/A                      9.d
e.     3557                                                                       3557            N/A                      9.e
10.  All other off-balance sheet assets (exclude derivatives) (itemize and describe each component    5591                 10     0
of ths item over 25% Schedule RC item 28, "Total equity capital")
       TEXT
a.   Commitments to sell when-issued securities                                   3435              0                      10.a
b.     5592                                                                       5592            N/A                      10.b
c.     5593                                                                       5593            N/A                      10.c
d.     5594                                                                       5594            N/A                      10.d
e.     5595                                                                       5595            N/A                      10.e

11.  Year-to-date merchant credit card sales volume:                                                  RCFD      Bil  Mil  Thou
a.  Sales for which the reporting bank is the acquiring bank                                          C223                 11.a  0
b.  Sales for which the reporting bank is the agent bank with risk                                    C224                 11.b  0

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       26
                                                                                                   --------

SCHEDULE RC-L -- CONTINUED

                           Dollar Amounts in Thousands        (Column A)          (Column B)          (Column C)       (Column D)
                                                               Interest             Foreign             Equity          Commodity
                                                                 Rate              Exchange           Derivative        and Other
                                                               Contracts           Contracts           Contracts        Contracts
   Derivatives Position Indictors
                                                   Tril  Bil  Mil  ThouTril  Bil  Mil  ThouTril  Bil  Mil  ThouTril  Bil  Mil  Thou
12.  Gross amounts (e.g., notionalRCFDu8693 (for each                              RCFD 8694           RCFD 8695           RCFD 8696
       column, sum of items 12.a through 12.e must equal
       sum of items 13 and 14):
a.  Futures contracts                                                 0                   0                0                0 12.a
                                                         RCFD 8697           RCFD 8698        RCFD 8699        RCFD 8700
b.  Forward contracts                                                 0             662,000                0                0 12.b
c.  Exchange-traded option contracts:                    RCFD 8701           RCFD 8702        RCFD 8703        RCFD 8704
             (1)  Written options                                     0                   0                0                0 12.c.1
                                                         RCFD 8705           RCFD 8706        RCFD 8707        RCFD 8708
             (2)  Purchased options                                   0                   0                0                0 12.c.2
d.  Over-the-counter option contracts:                   RCFD 8709           RCFD 8710        RCFD 8711        RCFD 8712
             (1) Written Options                              1,290,000                   0          908,000        1,631,000 12.d.1
                                                         RCFD 8713           RCFD 8714        RCFD 8715        RCFD 8716
 (2) Purchase options                                         1,317,000                   0          935,000        1,630,000 12.d.2
                                                         RCFD 3450           RCFD 3826        RCFD 8719        RCFD 8720
e.  Swaps                                                    14,626,000           1,797,000       20,875,000          689,000 12.e
13. Total gross notional amount of                       RCFD A126           RCFD A127        RCFD 8723        RCFD 8724
      derivative contracts held for trading                  17,207,000           2,459,000       22,718,000        3,950,000 13
14. Total gross notional amount ofRCFD 8725                                  RCFD 8726        RCFD 8727        RCFD 8728
       derivative contracts held for
       purposes other than trading                               26,000                   0                0                0 14
a.  Interest rate swaps where the RCFD A589agreed
     to pay a fixed rate
                                                                      0                                                       14.a
15. Gross fair values of derivative contracts:
a.  Contracts held for trading:                          RCFD 8733           RCFD 8734        RCFD 8735        RCFD 8736
(1)  Gross positive fair value                                  486,000              50,000          399,000          755,000 15.a.1
                                                         RCFD 8737           RCFD 8738        RCFD 8739        RCFD 8740
(2)  Gross negative fair value                                  457,000              63,000          309,000          760,000 15.a.2
   b. Contracts held for purposes other than trading:
                                                         RCFD 8741           RCFD 8742        RCFD 8743        RCFD 8744
(1)  Gross positive fair value                                    3,000                   0                0                0 15.b.1
                                                         RCFD 8745           RCFD 8746        RCFD 8747        RCFD 8748
(2)  Gross negative fair value                                        0                   0                0                0 15.b.2

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       27
                                                                                                   --------

SCHEDULE RC-M--MEMORANDA
           Dollar Amounts in Thousands                                                              RCFD | Bil | Mil | Thou
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
    a.  Aggregate amount of extensions of credit to all executive officers, directors,               6164         4,000 1.a
         principal shareholders, and their related interests
b.   Number of executive officers, directors, and principal shareholders to whom the NUMBER amount of all extensions of credit by the reporting bank
     (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations
                                                                                        6165     1                      1.b
2.  Intangible assets other than goodwill:
     a.     Mortgage servicing Assets                                                                3164             0 2.a
     (1)  Estimated fair value of mortgage servicing assets                             A550     0                      2.a.1
     b.     Purchased credit card relationships and nonmortgage servicing assets                     B026             0 2.b
     c.     All other identifiable intangible assets                                                 5507        29,000 2.c
     d.     Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)               0426        29,000 2.d
3.  Other real estate owned:
     a.     Direct and indiret investments in real estate ventures                                   5272             0 3.a
     b.     All other real estate owned:                                                             RCON
(1)  Construction, land development, and other land in domestic offices                              5508             0 3.b.1
(2)  Farmland in domestic offices                                                                    5509             0 3.b.2
(3)  1-4 family residential properties in domestic offices                                           5510             0 3.b.3
(4)  Multifamily (5 or more) residential properties in domestic offices                              5511         6,000 3.b.4
(5)  Nonfarm nonresidential properties in domestic offices                                           5512        54,000 3.b.5
                                                                                                     RCFN
(6)  In foreign offices                                                                              5513             0 3.b.6
                                                                                                     RCFN
    c.     Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                         2150        60,000 3.c
Investments in unconsolidated subsidiaries and associated companies:
a.     Direct and indirect investments in real estate ventures                                       5374             0 4.a
b.     All other investments in unconsolidated subsidiaries and associated companies                 5375     3,046,000 4.b
c.     Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                             2130     3,046,000 4.c
5.    Other borrowed money:
a.     Federal Home Loan Bank advances:
(1)  With a remaining maturity of one year or less (1)                                               2651             0 5.a.1
(2)  With a remaining maturity of more than one year through three years                             B565             0 5.a.2
(3)  With a remaining maturity of more than three years                                              B566             0 5.a.3
b.     Other borrowings:
(1)  With a remaining maturity of one year or less                                                   B571        85,000 5.b.1
(2)  With a remaining maturity of more than one year through three years                             B567        18,000 5.b.2
(3)  With a remaining maturity of more than three years                                              B568             0 5.b.3
c.     Total (sum of items 5.a.(1) through 5.b.(3)) (must equal Schedule RC, item 16)                3190       103,000 5.c

                                                                                                              YES/NO
6.    Does the reporting bank sell private label or third party mutual funds and annuities?        B569     NO          6

                                                                                                     RCFD   Bill | Mil | Thou
7.    Assets under the reporting bank's management in proprietary mutual funds and annuities       B570               0 7
8.    PRIMARY INTERNET WEB SITE ADDRESS OF THE BANK (HOME PAGE), IF ANY:
       (EXAMPLE:  HTTP://WWW.EXAMPLEBANK.COM)

TEXT 4087 HTTP://WWW.DB.COM                                                                                             8
9.    DO ANY OF THE BANK'S INTERNET WEB SITES HAVE TRANSACTIONAL CAPABILITY, I.E., ALLOW THE                  YES/NO
       BANK'S CUSTOMERS TO EXECUTE TRANSACTIONS ON THEIR ACCOUNTS THROUGH THE WEB SITE?            4088     NO          9
(1)  INCLUDES OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       28
                                                                                                   --------


SCHEDULE RC-N -- PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                               (Column A)          (Column B)              (Column C)
                                                           Past due 30 through Pastaduea90 dayslorcmorenandNonaccrualruing
          Dollar Amounts in Thousands                      RCON | Bil | Mil | TRCON | Bil | Mil | TRCON  | Bill | Mil | Thou
1.  Loans secured by real estate:
     a. Construction, land development, and other
         land loans in domestic offices                      2759            0  2769             0  3492          2,000 1.a
     b. Secured by farmland in domestic offices              3493            0  3494             0  3495              0 1.b
     c. Secured by 1-4 family residential
         properties in domestic offices:
(1)  Revolving, open-end loans secured by                                                                               4
       1-4 family residential properties and                                                                            5
       extended under lines of credit                        5398            0  5399             0  5400              0 1.c.1
(2)  Closed-end loans secured by 1-4 family
       residential properties:
       (a)  Secured by first liens                           C236            0  C237             0  C229              0 1.c.2.a
       (b)  Secured by junior liens                          C238            0  C239             0  C230              0 1.c.2.b
d.  Secured by multifamily (5 or more) residential
     properties in domestic offices                          3499            0  3500             0  3501              0 1.d
e.  Secured by nonfarm nonresidential properties
 in domestic offices                                         3502            0  3503             0  3504         11,000 1.e
                                                             RCFN               RCFN                RCFN
f.  In foreign offices                                       B572            0  B573             0  B574              0 1.f
2. Loans to depository institutions and acceptances
    of other banks:
a.  To U.S. banks and other U.S. depository                  RCFD               RCFD                RCFD
     institutions                                            5377            0  5378             0  5379              0 2.a
b.  To foreign banks                                         5380            0  5381             0  5382              0 2.b
3. Loans to finance agricultural production and
other loans to farmers                                       1594            0  1597             0  1583              0 3
4. Commerical and industrial loans:
a.  To U.S. addressees (domicile)                            1251        3,000  1252             0  1253        960,000 4.a
b.  To non-U.S. addressees (domicile)                        1254            0  1255             0  1256         81,000 4.b
5. Loans to individuals for household, family, and
    other personal expenditures:
a.  Credit cards                                             B575            0  B576             0  B577              0 5.a
b.  Other (includes single payment, installment,
     all student loans, and revolving
     credit plans other than credit cards)                   B578            0  B579             0  B580         12,000 5.b
6. Loans to foreign governments and official
institutions                                                 5389            0  5390             0  5391              0 6
7. All other loans                                           5459            0  5460             0  5461          5,000 7
8. Lease financing receivables:
a.  Of U.S. addressees (domicile)                            1257            0  1258             0  1259              0 8.a
b.  Of non-U.S. addressees (domicile)                        1271            0  1272             0  1791              0 8.b
9. Debt securities and other assets (exclude other
real estate owned and other repossessed assets)              3505            0  3506             0  3507              0 9

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       29
                                                                                                   --------

SCHEDULE RC-N--CONTINUED

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
                                                                (Column A)          (Column B)               (Column C)
                                                            Past due 30 through Pastaduea90 dayslorcmorenand Nonaccrualuing
           Dollar Amounts in Thousands                      RCFD | Bil | Mil | TRCFD | Bil | Mil | TRCFD   | Bill | Mil | Thou
10.  Loans and leases reported in items 1
       through 8 above which are wholly or partially
       guaranteed by the U.S. Government                      5612            0   5613            0   5614              0 10
     a. Guaranteed portion of loans and leases
 included in item 10 above                                    5615            0   5616            0   5617              0 10.a



Memoranda                                                       (Column A)                         (Column B)
                                                            Past due 30 through 89 days     Past due 90 days or more
           Dollar Amounts in Thousands                      RCFD | Bil | Mil | TRCFD | Bil | Mil | TRCFD   | Bill | Mil | Thou
1. Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C,
    Part I,
    Memorandum item 1)                                        1658                1659                1661         78,000 M.1
    Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in
    Schedule RC-N, items 4 and 7, above                       6558            0   6559            0   6560          8,000 M.2
3. Loans secured by real estate to non-U.S.
    addresses (domicile) (included in
    Schedule RC-N, item 1, above)                             1248            0   1249            0   1250              0 M.3
4. Not applicable
5. Loans and leases held for sale (included in
Schedule RC-N, items 1 through 8, above)                      C240            0   C241            0   C226              0 M.5

6. Interest rate, foreign exchange rate, and other              (Column A)                     (Column B)
                                                            Past due 30 through 89 days Past due 90 days or more
    commodity and equity contracts:                         RCFD | Bil | Mil | TRCFD | Bil | Mil | Thou
    Fair value of amounts carried as assets                   3529            0   3530            0                       M.6

Person to whom questions about the Reports of Condition and Income should be directed:

                 YOUNG BEEN EOM, DIRECTOR
                 Name and Title (TEXT 8901)

                 YOUNG-BEEN.EOM@DB.COM
                 E-mail Address (Text 4086)

                 212-250-1776                                                   212-797-0388
                 Telephone:  Area code/phone number/extension (TEXT 8902)       FAX:  Area code/phone number (TEXT 9116)

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       30
                                                                                                   --------


Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments

           Dollar Amounts in Thousands                                                                 RCON   Bil   Mil   Thou
 1.  Unposted debits (see instructions):
  a. Actual amount of all unposted debits                                                               0030               0 1.a
      OR
      b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits                                           0031             N/A 1.b.1
      (2) Actual amounts of unposted debits to time and savings deposits (1)                            0032             N/A 1.b.2
2.  Unposted credits (see instructions):
  a. Actual amount of all unposted credits:                                                             3510               0 2.a
      OR
      b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits                                          3512             N/A 2.b.1
      (2) Actual amounts of unposted credits to time and savings deposits (1)                           3514             N/A 2.b.2
3.  Uninvested trust funds (cash) held in bank's own trust department (not included in total
 deposits in domestic offices)                                                                          3520               0 3
4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
 Rico and U.S. territories and possessions (not included in total deposits):
 a. Demand deposits of consolidated subsidiaries                                                        2211          54,000 4.a
 b. Time and savings deposits (1) of consolidated subsidiaries                                          2351           4,000 4.b
 c. Interest accrued and unpaid on deposits of consolidated subsidiaries                                5514               0 4.c
5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
 a. Demand deposits in insured branches (included in Schedule RC-E, Part II)                            2229               0 5.a
 b. Time and saving deposits (1) in insured branches (included in Schedule RC-E, Part II)               2383               0 5.b
 c. Interest accrued and unpaid on deposits in insured branches
     (included in Schedule RC-G, item 1.b)                                                              5515               0 5.c
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
 a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
     item 7, column B)                                                                                  2314               0 6.a
 b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part I,
    Item 7, column A or C, but not column B)                                                            2315               0 6.b
7.  Unamortized premiums and discounts on time and savings deposits: (1,2)
 a.  Unamortized premiums                                                                               5516               0 7.a
     b. Unamortized discounts                                                                           5517               0 7.b
 8.  To be completed by banks with "Oakar deposits".
  a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
      (exclude deposits purchased or acquired from foreign office other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other
            FDIC-insured institutions during the quarter                                                A531               0 8.a.1
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
            attributable to SAIF; SAIF members report deposits attributable to BIF)                     A532               0 8.a.2
      b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposits in foreign offices other
      than insured branches in Puerto Rico and U.S. territories and possessions)                        A533               0 8.b
----------
(1)  For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transactions accounts other than demand deposits.
    (2) Exclude core deposits intangibles.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       31
                                                                                                   --------
Schedule RC-O--Continued

           Dollar Amounts in Thousands                                                                   RCON    Bil   Mil   Thou
  9.  Deposits in lifeline accounts                                                                5596                  9
10.  Benefit-responsive "Depository Institution Investment Contracts" (included in total
   deposits in domestic offices)                                                                    8432               0 10
11.  Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
   a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported one gross basis in Schedule RC-E
       had been reported on a net basis                                                             8785               0 11.a
   b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
       U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
      Schedule RC-E had been reported on a gross basis                                              A181               0 11.b
   c. Amount by which demand deposits would be reduced if cash items in process of collections were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories
       and possessions in Schedule RC-E                                                             A182               0 11.c
12.  Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
   a. Amount of assets netted against demand deposits                                               A527               0 12.a
   b. Amount of assets netted against time and saving deposits                                      A528               0 12.b

Memoranda (to be completed each quarter except as noted)
           Dollar Amounts in Thousands                                                             RCON    Bil   Mil   Thou
 1.  Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions (sum of Memorandum items 1.a.(1) and 1.b.(1)
  must equal the sum of Schedule RC, item 13.a, and Schedule RC-O, items 5.a and 5.b):
  a. Deposits accounts of $100,000 or less (1):
      (1) Amounts of deposit accounts of $100,000 or less                                           2702       3,670,000 M.1.a 1
      (2) Number of deposit accounts of $100,000 or less                               Number
                    (to be completed for the June report only)               3779                       N/A              M.1.a 2
  b. Deposit accounts of more than $100,000 (1):
      (1) Amounts of deposit accounts of more than $100,000                                         2710       5,009,000 M.1.b 1
                                                                                       Number
      (2) Amounts of deposit accounts of more than $100,000                  2722                    1,810               M.1.b 2
 2.  Memorandum item 2 is to be completed by all banks.
  Estimated amount of uninsured deposits in domestic offices of the bank and in insured
  branches in Puerto Rico and U.S. territories and possessions (see instructions)                   5597       4,827,000 M.2
 3.  Has the reporting institution been consolidated with a parent bank or saving association in that parent bank's or parent savings association's
  Call Report or Thrift Financial Report? If so, report the legal title and FDIC
  Certificate Number of the parent bank or parent savings association:
                             Text                                                                  RCON    FDIC Cert No.
            A545                                                                                   A545              N/A M.3
 --------
              (1) The dollar amounts used as the basis for reporting in
             Memoranda items 1.a and 1.b reflect the deposit insurance limits in effect on the report date.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       32
                                                                                                   --------


SCHEDULE RC-R--REGULATORY CAPITAL

                                                                                                          --------------------------
                                                                      Dollar Amounts in Thousands         RCFD    Bil / Mil / Thou
---------------------------------------------------------             --------------------------------------------------------------
                                                                                                          --------------------------
TIER 1 CAPITAL
                                                                                                          ----------------------
                                                                                                          ----------------------
    1. Total equity capital (from Schedule RC, item 28)                                                     3210      7,099,000 1
                                                                                                          ----------------------
                                                                                                          ----------------------
    2. LESS:  Net unrealized gains (losses) on available-for-sale securities (1)
                                                                                                          ----------------------
                                                                                                          ----------------------
       (if a gain, report as a positive value; if a loss, report as a negative value)                       8434         20,000 2
                                                                                                          ----------------------
                                                                                                          ----------------------
    3. LESS:  Net unrealized loss on available-for-sale EQUITY securities (1) (report loss as a positive vaA221               0 3
                                                                                                          ----------------------
                                                                                                          ----------------------
    4. LESS:  Accumulated net gains (losses) on cash flow hedges (1)
                                                                                                          ----------------------
                                                                                                          ----------------------
       (if a gain, report as a positive value; if a loss, report as a negative value)                      4336               0 4
                                                                                                          ----------------------
                                                                                                          ----------------------
    5. LESS:  Nonqualifying perpetual preferred stock                                                      B588               0 5
                                                                                                          ----------------------
                                                                                                          ----------------------
    6. Qualifying minority interests in consolidated subsidiaries                                          B589           8,000 6
                                                                                                          ----------------------
                                                                                                          ----------------------
    7. LESS:  Disallowed goodwill and other disallowed intangible assets                                   B590          29,000 7
                                                                                                          ----------------------
                                                                                                          ----------------------
    8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                                       C227       7,058,000 8
                                                                                                          ----------------------
                                                                                                          ----------------------
    9. a. LESS:  Disallowed servicing assets and purchased credit card relationships                       B591               0 9.a
                                                                                                          ----------------------
                                                                                                          ----------------------
       b.  LESS:  Disallowed deferred tax assets                                                           5610         544,000 9.b
                                                                                                          ----------------------
                                                                                                          ----------------------
   10. Other additions to (deductions from) Tier 1 capital                                                 B592               0 10
                                                                                                          ----------------------
                                                                                                          ----------------------
   11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)                                      8274       6,514,000 11
                                                                                                          ----------------------
                                                                                                          ----------------------

TIER 2 CAPITAL
                                                                                                          ----------------------
                                                                                                          ----------------------
   12. Qualifying subordinated debt and redeemable preferred stock                                         5306           9,000 12
                                                                                                          ----------------------
                                                                                                          ----------------------
   13. Cumulative perpetual preferred stock includible in Tier 2 capital                                   B593         206,000 13
                                                                                                          ----------------------
                                                                                                          ----------------------
   14. Allowable for loan and lease losses includible in Tier 2 capital                                    5310         224,000 14
                                                                                                          ----------------------
                                                                                                          ----------------------
   15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital               2221          12,000 15
                                                                                                          ----------------------
                                                                                                          ----------------------
   16. Other Tier 2 capital components                                                                     B594               0 16
                                                                                                          ----------------------
                                                                                                          ----------------------
   17. Tier 2 capital (sum of items 12 through 16)                                                         5311         451,000 17
                                                                                                          ----------------------
                                                                                                          ----------------------
   18. Allowable Tier 2 capital (lesser of item 11 or 17                                                   8275         451,000 18
                                                                                                          ----------------------
                                                                                                          ----------------------

                                                                                                          ----------------------
                                                                                                          ----------------------
   19. Tier 3 capital allocated for market risk                                                            1395               0 19
                                                                                                          ----------------------
                                                                                                          ----------------------
   20. LESS:  Deductions for total risk-based capital                                                      B595               0 20
                                                                                                          ----------------------
                                                                                                          ----------------------
   21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                                3792       6,965,000 21
                                                                                                          ----------------------
                                                                                                          ----------------------

TOTAL ASSETS FOR LEVERAGE RATIO
                                                                                                          ----------------------
                                                                                                          ----------------------
   22. Average total assets (from Schedule RC-K, item 9)                                                   3368      35,319,000 22
                                                                                                          ----------------------
                                                                                                          ----------------------
   23. LESS:  Disallowed goodwill and other disallowed intangible assets (from item 7 above)               B590          29,000 23
                                                                                                          ----------------------
                                                                                                          ----------------------
   24. LESS:  Disallowed servicing assets and purchased credit card relationships (from item 9.a above)    B591               0 24
                                                                                                          ----------------------
                                                                                                          ----------------------
   25. LESS:  Disallowed deferred tax assets (from item 9.b above)                                         5610         544,000 25
                                                                                                          ----------------------
                                                                                                          ----------------------
   26. LESS:  Other deductions from assets for leverage capital purposes                                   B596               0 26
                                                                                                          ----------------------
                                                                                                          ----------------------
   29. Average total assets for leverage capital purposes (item 22 less items 23 through 26)               A224      37,746,000 27
                                                                                                          ----------------------
                                                                                                          ----------------------

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
                                                                                                          ----------------------
                                                                                                          ----------------------
   28. a.  Adjustment to Tier 1 capital reported in item 11                                                C228               0 28.a
                                                                                                          ----------------------
                                                                                                          ----------------------
       b.  Adjustment to total risk-based capital reported in item 21                                      B503               0 28.b
                                                                                                          ----------------------
                                                                                                          ----------------------
   29. Adjustment to risk-weighted assets reported in item 62                                              B504               0 29
                                                                                                          ----------------------
                                                                                                          ----------------------
   30. Adjustment to average total assets reported in item 27                                              B505               0 30
                                                                                                          ----------------------
                                                                                                          ----------------------

CAPITAL RATIOS
(Column B is to be completed by all banks.  Column A is to be
                                                                                                          -------------------------
                                                                                       --------------------------------------------
completed by banks with financial subsidiaries)                                               (Column A)             (Column B)
                                                                                       -------            -------
                                                                                       -------            -------
                                                                                        RCFD  Percentage   RCFD      Percentage
                                                                                       ----------------------------------------
                                                                                       ----------------------------------------
   31. Tier 1 leveraged ratio (2)                                                       7273          N/A  7204         18.75% 31
                                                                                       ----------------------------------------
                                                                                       ----------------------------------------
    32 Tier 1 risk-based capital ratio (3)                                              7274          N/A  7206         36.76% 32
                                                                                       ----------------------------------------
                                                                                       ----------------------------------------
    33 Tier 1 risk-based capital ratio (4)                                              7275          N/A  7205         39.30% 33
                                                                                       ----------------------------------------

--------------------
    (1)Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
    (2)The ratio for column B is item 11 divided by item 27.  The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
    (3)The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
    (4)The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       33
                                                                                                   --------
SCHEDULE RC-R--CONTINUED

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Scheduled RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).


                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         (Column A)      (Column B)       (Column C)      (Column D)      (Column E)
                                                           Totals      Items Not Subject to Risk-Weighting
                                  (from
                              Schedule RC)
                                                                                       ---------------------------------------------
                                                                                       ---------------------------------------------
                                                                                              Allocation by Risk Weight Category
                                                                                       ---------------------------------------------
                                                                                       ---------------------------------------------
                                                           Dollar Amounts in Thousands        0%              20%             50%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET ASSET CATEGORIES                        Bil / Mil / Thou Bil / Mil / ThouBil / Mil / Thou Bil / Mil / ThouBil / Mil /
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
34. Cash and balances due from depository institutions    RCFD 0010                        RCFD B600        RCFD B601
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
    (Column A equals the sum of Schedule RC, items
     1.a and 1.b)                                        2,920,000                          756,000       2,164,000
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         RCFD 1754        RCFD B603       RCFD B604        RCFD B605       RCFD B606
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
35. Held-to-maturity securities                                      0               0                0               0
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         RCFD 1773        RCFD B608       RCFD B609        RCFD B610       RCFD B611
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
36. Available-for-sale securities                               58,000          18,000                0               0
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
37. Federal funds sold and securities purchased under    RCFD C225                        RCFD C063        RCFD C064
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
    agreements to resell                                     7,461,000                        5,486,000       1,973,000
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         RCFD 5369        RCFD B617       RCFD B618        RCFD B619       RCFD B620
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
38. Loans and leases held for sale                                   0               0                0               0
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         RCFD B528        RCFD B622       RCFD B623        RCFD B624       RCFD B625
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
39. Loans and leases, net of unearned income                 7,534,000               0          451,000         554,000      191,000
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         RCFD 3123        RCFD 3123
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
40. LESS:  Allowance for loan and lease losses                 385,000         385,000
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         RCFD 3545        RCFD B627       RCFD B628        RCFD B629       RCFD B630
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
41. Trading assets                                          12,644,000      12,644,000                0               0
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         RCFD B639        RCFD B640       RCFD B641        RCFD B642       RCFD B643
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
42. All other assets (1)                                     5,606,000         601,000          126,000               0
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
                                                         RCFD 2170        RCFD B644       RCFD 5320        RCFD 5327       RCFD 5334
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
43. Total assets (sum of items 34 through 42)               35,838,000      12,878,000        6,819,000       4,691,000      191,000
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

                                                      --------------------
                                                      --------------------
                                                            (Column F)

                                  (from
                              Schedule RC)
                                                      --------------------
                                                      --------------------

                                                      --------------------
                                                      --------------------
                                                               100%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
BALANCE SHEET ASSET CATEGORIES                        ThouBil / Mil / Thou
                                                      --------------------
                                                      --------------------
34. Cash and balances due from depository institutions        RCFD B602
                                                      --------------------
                                                      --------------------
    (Column A equals the sum of Schedule RC, items
     1.a and 1.b)                                                   0 34
                                                      --------------------
                                                      --------------------
                                                             RCFD B607
                                                      --------------------
                                                      --------------------
35. Held-to-maturity securities                         0               0 35
                                                      --------------------
                                                      --------------------
                                                             RCFD B612
                                                      --------------------
                                                      --------------------
36. Available-for-sale securities                       0          40,000 36
                                                      --------------------
                                                      --------------------
37. Federal funds sold and securities purchased under        RCFD B520
                                                      --------------------
                                                      --------------------
    agreements to resell                                            2,000 37
                                                      --------------------
                                                      --------------------
                                                             RCFD B621
                                                      --------------------
                                                      --------------------
38. Loans and leases held for sale                      0               0 38
                                                      --------------------
                                                      --------------------
                                                             RCFD B626
                                                      --------------------
                                                      --------------------
39. Loans and leases, net of unearned income                 6,338,000 39
                                                      --------------------
                                                      --------------------

                                                      --------------------
                                                      --------------------
40. LESS:  Allowance for loan and lease losses                            40
                                                      --------------------
                                                      --------------------
                                                             RCFD B631
                                                      --------------------
                                                      --------------------
41. Trading assets                                      0               0 41
                                                      --------------------
                                                      --------------------
                                                             RCFD 5339
                                                      --------------------
                                                      --------------------
42. All other assets (1)                                0       4,879,000 42
                                                      --------------------
                                                      --------------------
                                                             RCFD 5340
                                                      --------------------
                                                      --------------------
43. Total assets (sum of items 34 through 42)               11,259,000 43
                                                      --------------------
                                                      --------------------

(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers, liability on acceptances outstanding, intangible assets, and other assets.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       34
                                                                                                   --------

SCHEDULE RC-R--CONTINUED
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                  (Column A)         Credit         (Column B)       (Column C)       (Column D)
                                                  Face Value       Conversion     Credit Equivalent Amount (1)
                                                 or Notional         Factor
                                                    Amount
                                                                                                  ----------------------------------
                                                                                                  ----------------------------------
                                                                                                Allocation by Risk Weight Category
                                                                                                  ----------------------------------
                                                                                                  ----------------------------------
                                                                                                         0%              20%
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                        Dollar Am              Bilt/ MilT/oThoudBil / Mil / Thou  Bil / Mil / ThouBil / Mil / Thou Bil / Mil / Thou
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS          RCFD B546      See footnote 2      RCFD B547       RCFD B548        RCFD B581
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
44. Financial standby letters of credit           2,203,000       1,000             2,203,000                0        1,061,000
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
45. Performance standby letters                   RCFD 3821                          RCFD B650       RCFD B651        RCFD B652
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    of credit                                      100,000       0.50                 50,000                0           12,000
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
46. Commercial and similar letters                RCFD 3411                          RCFD B655       RCFD B656        RCFD B657
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    of credit                                         3,000       0.20                    600                0                0
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
47. Risk participations in bankers
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    acceptances acquired by the                   RCFD 3429                          RCFD B660       RCFD B661        RCFD B662
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    reporting institution                                0       1.00                      0                0                0
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                  RCFD 3433                          RCFD B664       RCFD B665        RCFD B666
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
48. Securities lent                                2,223,000       1.00              2,223,000        2,186,000           37,000
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
49. Retained recourse on small business           RCFD A250                          RCFD B669       RCFD B670        RCFD B671
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    obligations sold with recourse                        0       1.00                      0                0                0
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
50. Recourse and direct credit substitutes
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    (other than financial standby letters of
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    credit) subject to the low-level exposure
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    rule and residual interests subject to a          RCFD B541      *Below          RCFD B542
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    dollar-for-dollar capital requirement             2,000            12,500          25,000
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
51. All other financial assets sold with          RCFD B675                          RCFD B676       RCFD B677        RCFD B678
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    recourse                                              0       1.00                      0                0                0
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
52. All other off-balance sheet                   RCFD B681                          RCFD B682       RCFD B683        RCFD B684
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    liabilities                                          0       1.00                      0                0                0
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
53. Unused commitments with an original           RCFD 3833                          RCFD B687       RCFD B688        RCFD B689
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
    maturity exceeding one year                     6,497,000        .50              3,248,500                0           68,000
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
                                                                                     RCFD A167       RCFD B693        RCFD B694
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
54. Derivative contracts                                                              1,297,000                0          655,000
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------

SCHEDULE RC-R--CONTINUED
                                               --------------------------------
                                               --------------------------------
                                                 (Column E)      (Column F)



                                               --------------------------------
                                               --------------------------------
                                                 Allocation by Risk Weight Category
                                               --------------------------------
                                               --------------------------------
                                                    50%             100%
                                               --------------------------------
                                               --------------------------------
                        Dollar Am              Bil / Mil / ThoBil / Mil / Thou
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS         RCFD B582       RCFD B583
                                               --------------------------------
                                               --------------------------------
44. Financial standby letters of credit                 0        1,142,000 44
                                               --------------------------------
                                               --------------------------------
45. Performance standby letters                  RCFD B653       RCFD B654
                                               --------------------------------
                                               --------------------------------
    of credit                                          0           38,000 45
                                               --------------------------------
                                               --------------------------------
46. Commercial and similar letters               RCFD B658       RCFD B659
                                               --------------------------------
                                               --------------------------------
    of credit                                           0              600 46
                                               --------------------------------
                                               --------------------------------
47. Risk participations in bankers
                                               --------------------------------
                                               --------------------------------
    acceptances acquired by the                                  RCFD B663
                                               --------------------------------
                                               --------------------------------
    reporting institution                                               0 47
                                               --------------------------------
                                               --------------------------------
                                                 RCFD B667       RCFD B668
                                               --------------------------------
                                               --------------------------------
48. Securities lent                                      0                0 48
                                               --------------------------------
                                               --------------------------------
49. Retained recourse on small business          RCFD B672       RCFD B673
                                               --------------------------------
                                               --------------------------------
    obligations sold with recourse                      0                0 49
                                               --------------------------------
                                               --------------------------------
50. Recourse and direct credit substitutes
                                               --------------------------------
                                               --------------------------------
    (other than financial standby letters of
                                               --------------------------------
                                               --------------------------------
    credit) subject to the low-level exposure
                                               --------------------------------
                                               --------------------------------
    rule and residual interests subject to a                     RCFD B543
                                               --------------------------------
                                               --------------------------------
    dollar-for-dollar capital requirement                           25,000 50
                                               --------------------------------
                                               --------------------------------
51. All other financial assets sold with         RCFD B679       RCFD B680
                                               --------------------------------
                                               --------------------------------
    recourse                                            0                0 51
                                               --------------------------------
                                               --------------------------------
52. All other off-balance sheet                  RCFD B685       RCFD B686
                                               --------------------------------
                                               --------------------------------
    liabilities                                        0                0 52
                                               --------------------------------
                                               --------------------------------
53. Unused commitments with an original          RCFD B690       RCFD B691
                                               --------------------------------
                                               --------------------------------
    maturity exceeding one year                           0        3,180,500 53
                                               --------------------------------
                                               --------------------------------
                                                 RCFD B695
                                               --------------------------------
                                               --------------------------------
54. Derivative contracts                            642,000                  54
                                               --------------------------------
                                               --------------------------------


--------------------
-------------------------------------------------------------------
     (1)Column A multiplied by credit conversion factor.
     (2)For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information. (3)Or institution-specific factor.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       35
                                                                                                   --------

SCHEDULE RC-R--CONTINUED
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
                                                                     (Column C)      (Column D)      (Column E)      (Column F)
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
                                                                         Allocation by Risk Weight Category
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
                                                                         0%              20%             50%            100%
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
                               Dollar Amounts                      Bil /hMila/dThouBil / Mil / ThouBil / Mil / ThouBil / Mil / Thou
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
55. Total assets, derivatives, and off-balance sheet
    items by risk weight category                                  RCFD B696       RCFD B697       RCFD B698       RCFD B699
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
    (for each column, sum of items 43 through 54)                      9,005,000       6,524,000         833,000      15,645,100 55
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
56. Risk weight factor                                                *0%            *20%            *50%            *100%      56
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------

                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
57. Risk-weighted assets by risk weight category (for each column,    RCFD B700       RCFD B701       RCFD B702       RCFD B703
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
    item 55 multiplied by item 56)                                              0       1,304,800         416,500      15,645,100 57
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
                                                                                                                      RCFD 1651
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
58. Market risk equivalent assets                                                                                       566,000 58
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------

                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
59. Risk-weighted assets before deductions
    for excess allowance for loan and lease losses                             RCFD B704
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
    and allocated transfer risk reserve (sum of item 57,
    columns C through F, and item 58)                                     17,932,400 59
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
                                                                                                                      RCFD A222
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
60. LESS:  Excess allowance for loan and lease losses                                                                  212,000 60
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
                                                                                                                      RCFD 3128
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
 61 LESS:  Allocated transfer risk reserve                                                                                  0 61
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
                                                                                                                      RCFD A223
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------
62. Total risk-weighted assets (item 59 minus items 60 and 61)                                                      17,720,400 62
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------

Memoranda
                                                                                                    --------------------------------
                                                                                                    --------------------------------
                                                                                    Dollar Amounts in ThoRCFDds     Bil / Mil / Thou
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all
   derivative contracts covered by the
   risk-based capital standards                                                    8764               868,000                 M.1
                                                                                                    --------------------------------
                                                                                                    --------------------------------


                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
                                                 With a remaining maturity of
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
2. Notional principal amounts of derivative        (Column A)                  (Column B)                     (Column C)
                                                    One year                  Over one year                      Over
                                                    or less                      through                      five years
                                                                               five years
                                            -----------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
   contracts:  (1)                             RCFD     Tril/Bil/Mil/Thou RCFD      Tril/Bil/Mil/Thou    RCFD   Tril/Bil/Mil/Thou
                                            ----------------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
   a.  Interest rate contracts                 3809         5,602,000     8766            6,193,000      8767  4,148,000    M.2.a
                                            -----------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
   b.  Foreign exchange contracts              3812         1,079,000     8769              935,000      8770    415,000    M.2.b
                                            -----------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
   c.  Gold contracts                          8771                 0     8772                    0      8773          0    M.2.c
                                            -----------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
   d.  Other precious metals contracts         8774                 0     8775                    0      8776          0    M.2.d
                                            -----------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
   e.  Other commodity contracts               8777         1,885,000     8778              433,000      8779          0    M.2.e
                                            -----------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------
   f.  Equity derivative contracts             A000        11,572,000     A001           10,120,000      A002    118,000    M.2.f
                                            -----------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------

--------------------
---------------------------------------------------------------------------------------------------------------------------
     (1)Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       36
                                                                                                   --------

SCHEDULE RC-S--SECURITIZATION AND ASSET SALE ACTIVITIES

                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                                (Column A)     (Column B)    (Column C)     (Column D)
                                                                1-4 Family        Home         Credit          Auto
                                                                Residential      Equity         Card           Loans
                                                                   Loans          Loans      Receivables
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                  Dollar Amounts in Thousands Bil | Mil | ThouBil | Mil | ThBil | Mil | ThBil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1. Outstanding principal balance of assets sold and
     securitized by the reporting bank with servicing
--------------------------------------------------------------------------------------------------------------------------
                                                              ------------------------------------------------------------
     retained or with recourse or other seller-provided          RCFD B705      RCFD B706     RCFD B707      RCFD B708
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
     credit enhancements__________________________________                  0             0             0               0
                                                              ------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
   2.  Maximum amount of credit exposure
        arising from recourse or other
        seller-provided credit enhancements
        provided to structurs reported in
        item I in the form of:
        a. Credit-enhancing interest-only strips
--------------------------------------------------------------------------------------------------------------------------
                                                              ------------------------------------------------------------
        (included in Schedules RC-B or                           RCFD B712      RCFD B713     RCFD B714      RCFD B715
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
     RC-F or in Schedule RC, item 5)_______________________                 0             0             0               0
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
B. SUBORDINATED SECURITIES AND                                   RCFD C393      RCFD C394     RCFD C395      RCFD C396
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
OTHER RESIDUAL INTERESTS______________________________                      0             0             0               0
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
C. STANDBY LETTERS OF CREDIT AND                                 RCFD C400      RCFD C401     RCFD C402      RCFD C403
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
OTHER ENHANCEMENTS________________________________                          0             0             0               0
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
3.   Reporting bank's unused commitments                                                    '
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
  to provide liquidity to structures                             RCFD B726      RCFD B727     RCFD B728      RCFD B729
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
  reported in item 1______________________________________                  0             0             0               0
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
4.   Past due loan amounts included in item 1:                   RCFD B733      RCFD B734     RCFD B735      RCFD B736
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
  a. 30-89 days past due__________________________________                  0             0             0               0
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                                 RCFD B740      RCFD B741     RCFD B742      RCFD B743
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
  b. 90 days or more past due______________________________                 0             0             0               0
                                                              ------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
5.   Charge-offs and recoveries on assets sold
      and securitized with servicing retained or with
      recourse or other seller-provided credit
--------------------------------------------------------------------------------------------------------------------------
                                                              ------------------------------------------------------------
      enhancements (calendar year-to-date):_____________________ RIAD B747      RIAD B748     RIAD B749      RIAD B750
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
a. Charge-offs________________________________________                      0             0             0               0
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
                                                                 RIAD B754      RIAD B755     RIAD B756      RIAD B757
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------
b. Recoveries_____________________________________________                  0             0             0               0
                                                              ------------------------------------------------------------
                                                              ------------------------------------------------------------

                                                              ----------------------------------------------
                                                              ---------------------------------------------------
                                                                (Column E)     (Column F)        (Column G)
                                                                  Other        Commercial         All Other
                                                                 Consumer    and Industrial       Loans and
                                                                  Loans           Loans          All Leases
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                  Dollar Amounts in Thousands Bil | Mil | ThoBil | Mil | Thou Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1. Outstanding principal balance of assets sold and
     securitized by the reporting bank with servicing
------------------------------------------------------------------------------------------------------------
                                                              ----------------------------------------------
     retained or with recourse or other seller-provided         RCFD B709       RCFD B710      RCFD B711
                                                              ----------------------------------------------
                                                              ----------------------------------------------
     credit enhancements__________________________________                 0               0              0 1
                                                              ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   2.  Maximum amount of credit exposure
        arising from recourse or other
        seller-provided credit enhancements
        provided to structurs reported in
        item I in the form of:
        a. Credit-enhancing interest-only strips
-----------------------------------------------------------------------------------------------------------------
                                                              ----------------------------------------------
        (included in Schedules RC-B or                          RCFD B716       RCFD 8717      RCFD B718
                                                              ----------------------------------------------
                                                              ----------------------------------------------
     RC-F or in Schedule RC, item 5)_______________________                0               0              0 2.a
                                                              ----------------------------------------------
                                                              ----------------------------------------------
B. SUBORDINATED SECURITIES AND                                  RCFD C397       RCFD C398      RCFD C399
                                                              ----------------------------------------------
                                                              ----------------------------------------------
OTHER RESIDUAL INTERESTS______________________________                     0               0              0 2.b
                                                              ----------------------------------------------
                                                              ----------------------------------------------
C. STANDBY LETTERS OF CREDIT AND                                RCFD C404       RCFD C405      RCFD C406
                                                              ----------------------------------------------
                                                              ----------------------------------------------
OTHER ENHANCEMENTS________________________________                         0               0              0 2.c
                                                              ----------------------------------------------
                                                              ----------------------------------------------
3.   Reporting bank's unused commitments
                                                              ----------------------------------------------
                                                              ----------------------------------------------
  to provide liquidity to structures                            RCFD B730       RCFD 8731      RCFD 8732
                                                              ----------------------------------------------
                                                              ----------------------------------------------
  reported in item 1______________________________________                 0               0              0 3
                                                              ----------------------------------------------
                                                              ----------------------------------------------
4.   Past due loan amounts included in item 1:                  RCFD B737       RCFD B738      RCFD B739
                                                              ----------------------------------------------
                                                              ----------------------------------------------
  a. 30-89 days past due__________________________________                 0               0              0 4.a
                                                              ----------------------------------------------
                                                              ----------------------------------------------
                                                                RCFD B744       RCFD B745      RCFD B746
                                                              ----------------------------------------------
                                                              ----------------------------------------------
  b. 90 days or more past due______________________________                0               0              0 4.b
                                                              ----------------------------------------------
------------------------------------------------------------------------------------------------------------
5.   Charge-offs and recoveries on assets sold
      and securitized with servicing retained or with
      recourse or other seller-provided credit
------------------------------------------------------------------------------------------------------------
                                                              ----------------------------------------------
      enhancements (calendar year-to-date):___________________  RIAD B751       RIAD B752      RIAD B753
                                                              ----------------------------------------------
                                                              ----------------------------------------------
a. Charge-offs________________________________________                     0               0              0 5.a
                                                              ----------------------------------------------
                                                              ----------------------------------------------
                                                                RIAD B758       RIAD B759      RIAD B760
                                                              ----------------------------------------------
                                                              ----------------------------------------------
b. Recoveries_____________________________________________                 0               0              0 5.b
                                                              ----------------------------------------------
                                                              ----------------------------------------------

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       37
                                                                                                   --------

SCHEDULE RC-S--CONTINUED

                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
                                                            (Column A)     (Column B)    (Column C)     (Column D)
                                                            1-4 Family        Home         Credit          Auto
                                                            Residential      Equity         Card           Loans
                                                               Loans          Loans      Receivables
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
                              Dollar Amounts in Thousands Bil | Mil | ThouBil | Mil | ThBil | Mil | ThBil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6. Amount of ownership (or seller's)
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
     interest carried as:                                                   RCFD B761     RCFD B762
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
     a.  Securities (included in RC-B or RC, item 5)________________                  0             0
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
                                                                            RCFD B500     RCFD B501
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
     b.  Loans (included in Schedule RC-C)______________________________              0             0
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
7.  Past due loan amounts included in
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
         interest reported in item 6.a:                                     RCFD B764     RCFD B765
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
     a.  30-89 days past due_______________________________                           0             0
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
                                                                            RCFD B767     RCFD B768
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
    b.  90 days or more past due________________________________                      0             0
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
8.  Charge-offs and recoveries on loan
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
 amounts included in interests reported
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
 in item 6.a (calendar year-to-date):                                       RIAD B770     RIAD B771
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
a. Charge-offs________________________________________                          0             0
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
                                                                            RIAD B773     RIAD B774
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
       b.  Recoveries________________________________________                         0             0
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------

                                                          ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
FOR SECURITIZATION FACILITIES SPONSORED
BY OR OTHERWISE ESTABLISHED BY OTHER
INSTITUTIONS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
9.   Maximum amount of credit exposure
      arising from credit enhancements
      provided by the reporting bank to other
      institutions' securitization structures in
      the form of standby letters of credit,
----------------------------------------------------------------------------------------------------------------------
                                                          ------------------------------------------------------------
     purchased subordinated securities,                      RCFD B776      RCFD B777     RCFD B778      RCFD B779
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
      and other enhancements__________________________________          0             0             0               0
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
10. Reporting bank's unused commitments
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
      to provide liquidity to other institutions'            RCFD B783      RCFD B784     RCFD B785      RCFD B786
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
      securitization structures__________________________________       0             0             0               0
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------



                                                          ---------------------------------------------
                                                          ---------------------------------------------------
                                                            (Column E)     (Column F)        (Column G)
                                                              Other        Commercial         All Other
                                                             Consumer    and Industrial       Loans and
                                                              Loans           Loans          All Leases
                                                          ---------------------------------------------------
                                                          ---------------------------------------------------
                              Dollar Amounts in Thousands Bil | Mil | ThoBil | Mil | Thou Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
6. Amount of ownership (or seller's)
                                                          ---------------------------------------------
                                                          ---------------------------------------------
     interest carried as:                                                   RCFD B763
                                                          ---------------------------------------------
                                                          ---------------------------------------------
     a.  Securities (included in RC-B or RC, item 5)______                             0               6.a
                                                          ---------------------------------------------
                                                          ---------------------------------------------
                                                                            RCFD B502
                                                          ---------------------------------------------
                                                          ---------------------------------------------
     b.  Loans (included in Schedule RC-C)________________                             0               6.b
                                                          ---------------------------------------------
                                                          ---------------------------------------------
7.  Past due loan amounts included in
                                                          ---------------------------------------------
                                                          ---------------------------------------------
         interest reported in item 6.a:                                     RCFD B766
                                                          ---------------------------------------------
                                                          ---------------------------------------------
     a.  30-89 days past due______________________________                             0               7.a
                                                          ---------------------------------------------
                                                          ---------------------------------------------
                                                                            RCFD B769
                                                          ---------------------------------------------
                                                          ---------------------------------------------
    b.  90 days or more past due__________________________                             0               7.b
                                                          ---------------------------------------------
                                                          ---------------------------------------------
8.  Charge-offs and recoveries on loan
                                                          ---------------------------------------------
                                                          ---------------------------------------------
 amounts included in interests reported
                                                          ---------------------------------------------
                                                          ---------------------------------------------
 in item 6.a (calendar year-to-date):                                       RIAD B772
                                                          ---------------------------------------------
                                                          ---------------------------------------------
a. Charge-offs________________________________________                          0                      8.a
                                                          ---------------------------------------------
                                                          ---------------------------------------------
                                                                            RIAD B775
                                                          ---------------------------------------------
                                                          ---------------------------------------------
       b.  Recoveries_____________________________________                             0               8.b
                                                          ---------------------------------------------
                                                          ---------------------------------------------

                                                          ---------------------------------------------
-------------------------------------------------------------------------------------------------------
FOR SECURITIZATION FACILITIES SPONSORED
BY OR OTHERWISE ESTABLISHED BY OTHER
INSTITUTIONS
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
9.   Maximum amount of credit exposure
      arising from credit enhancements
      provided by the reporting bank to other
      institutions' securitization structures in
      the form of standby letters of credit,
-------------------------------------------------------------------------------------------------------------
                                                          ---------------------------------------------
     purchased subordinated securities,                     RCFD B780       RCFD B781      RCFD B782
                                                          ---------------------------------------------
                                                          ---------------------------------------------
      and other enhancements______________________________             0           2,000             0     9
                                                          ---------------------------------------------
                                                          ---------------------------------------------
10. Reporting bank's unused commitments
                                                          ---------------------------------------------
                                                          ---------------------------------------------
      to provide liquidity to other institutions'           RCFD B787       RCFD B788      RCFD B789
                                                          ---------------------------------------------
                                                          ---------------------------------------------
      securitization structures___________________________             0               0             0    10
                                                          ---------------------------------------------
                                                          ---------------------------------------------

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       38
                                                                                                   --------

SCHEDULE RC-S--CONTINUED

                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------
                                                                (Column A)       (Column B)       (Column C)      (Column D)
                                                                1-4 Family          Home            Credit           Auto
                                                                Residential        Equity            Card            Loans
                                                                   Loans           Loans         Receivables
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------
                                  Dollar Amounts in Thousands Bil | Mil | ThouBil | Mil | Thou Bil | Mil | Thou Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse or other seller-
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------
      provided credit enchancements and not                   RCFD B790          RCFD B791        RCFD B792        RCFD B793
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------
     securitized by the reporting bank________________________              0                0                0               0
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------
12. Maximum amount of credit exposure
      arising from recourse or other seller-
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------
          provided credit enhanceemnts pro-                      RCFD B797       RCFD B798        RCFD B799        RCFD B800
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------
     vided to assets reported in item 11_______________________________     0                0                0               0
                                                              ------------------------------------------------------------------
                                                              ------------------------------------------------------------------




Memoranda                                                                                           Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
1.  Small Business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
a. Outstanding principal balance________________________________________________________________________________________________


b. Amount of retained recourse on these obligations as of the report date_______________________________________________________


2. Outstanding principal balance of assets serviced for others:


    a. 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements___________________


b. 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements____________________


c. Other financial assets (1)___________________________________________________________________________________________________

--------------------------------------------------------------------------------------------------------------------------------
3. Asset-backed commercial paper conduits:
    a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company


(2) Conduits sponsored by other unrelated institutions


b. Unused commitments to provide liquidity to conduit structures:


(1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company


(2) Conduits sponsored by other unrelated institutions


4. OUTSTANDING CREDIT CARD FEES AND FINANCE CHARGES INCLUDED IN SCHEDULE RC-S, ITEM 1, COLUMN C (2)




                                                              --------------------------------------------------
                                                              -------------------------------------------------------------
                                                                 (Column E)      (Column F)            (Column G)
                                                                   Other         Commercial             All Other
                                                                  Consumer     and Industrial           Loans and
                                                                   Loans            Loans              All Leases
                                                              -------------------------------------------------------------
                                                              --------------------------------------------------
                                  Dollar Amounts in Thousands Bil | Mil | Thou Bil | Mil | ThouBil | Mil | Thou
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse or other seller-
                                                              --------------------------------------------------
                                                              --------------------------------------------------
      provided credit enchancements and not                      RCFD B794        RCFD B795           RCFD B796
                                                              --------------------------------------------------
                                                              --------------------------------------------------
     securitized by the reporting bank________________________               0               0                0 11
                                                              --------------------------------------------------
                                                              --------------------------------------------------
12. Maximum amount of credit exposure
      arising from recourse or other seller-
                                                              --------------------------------------------------
                                                              --------------------------------------------------
          provided credit enhanceemnts pro-                      RCFD B801        RCFD B802       RCFD B803
                                                              --------------------------------------------------
                                                              --------------------------------------------------
     vided to assets reported in item 11______________________               0               0                0 12
                                                              --------------------------------------------------
                                                              --------------------------------------------------


                                                                               ---------------------------------
                                                                               ---------------------------------
Memoranda                                                                           RCFD       Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
1.  Small Business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
a. Outstanding principal balance_______________________________________________________     A249                      0 M.1.a
                                                                                       ---------------------------------
                                                                                       ---------------------------------
b. Amount of retained recourse on these obligations as of the report date___________________A250______________________0_M.1.b_______
                                                                                       ---------------------------------
                                                                                       ---------------------------------
2. Outstanding principal balance of assets serviced for others:
                                                                                       ---------------------------------
                                                                                       ---------------------------------
    a. 1-4 family residential mortgages serviced with recourse or other
           servicer-provided credit enhancements_______________________________________     B804                      0 M.2.a
                                                                                       ---------------------------------
                                                                                       ---------------------------------
b. 1-4 family residential mortgages serviced with no recourse or other
        servicer-provided credit enhancements                                           B805                      0 M.2.b
                                                                                       ---------------------------------
                                                                                       ---------------------------------
c. Other financial assets (1)                                                            A591                 36,000 M.2.c
                                                                                       ---------------------------------
------------------------------------------------------------------------------------------------------------------------
3. Asset-backed commercial paper conduits:
    a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company         B806                      0 M.3.a.1
                                                                                       ---------------------------------
                                                                                       ---------------------------------
(2) Conduits sponsored by other unrelated institutions                                      B807                      0 M.3.a.2
                                                                                       ---------------------------------
                                                                                       ---------------------------------
b. Unused commitments to provide liquidity to conduit structures:
                                                                                       ---------------------------------
                                                                                       ---------------------------------
(1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company         B808                      0 M.3.b.1
                                                                                       ---------------------------------
                                                                                       ---------------------------------
(2) Conduits sponsored by other unrelated institutions                                      B809                      0 M.3.b.2
                                                                                       ---------------------------------
                                                                                       ---------------------------------
4. OUTSTANDING CREDIT CARD FEES AND FINANCE CHARGES INCLUDED IN
        SCHEDULE RC-S, ITEM 1, COLUMN C (2)                                                C407                      0 M.4
                                                                                       ---------------------------------
                                                                                       ---------------------------------

--------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million. (2) MEMORANDUM
ITEM 4 IS TO BE COMPLETED BY BANKS THAT (1) TOGETHER WITH AFFILIATED
INSTITUTIONS, HAVE OUTSTANDING CREDIT CARD RECEIVABLES (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       39
                                                                                                   --------

SCHEDULE RC-T -- FIDUCIARY AND RELATED SERVICES

ITEMS 12 THROUGH 23 AND MEMORANDUM ITEM 4 WILL NOT BE MADE AVAILABLE TO THE
PUBLIC ON AN INDIVIDUAL INSTITUTION BASIS.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             ----------------------
                                                                                                              RCFD      YES/NO
                                                                                                             ----------------------
                                                                                                             ----------------------
1.  Does the bank have fiduciary powers?  (if "NO", do not complete Schedule RC-T.)___________________________A345__     Yes       1
                                                                                                             ----------------------
                                                                                                             ----------------------

                                                                                                             ----------------------
                                                                                                             ----------------------
                                                                                                              RCFD      YES/NO
                                                                                                             ----------------------
                                                                                                             ----------------------
2.  Does the ban exercise the fiduciary powers it has been granted?___________________________________________A346       Yes       2
                                                                                                             ----------------------
                                                                                                             ----------------------

                                                                                                             ----------------------
                                                                                                             ----------------------
3.  Does the institution have any ficuciary or related activity (in the form of assets or accounts)?          RCFD      YES/NO
                                                                                                             ----------------------
                                                                                                             ----------------------
     (if "NO," do not complete the rest of Schedule RC-T.)____________________________________________________B867___    Yes       3
                                                                                                             ----------------------
                                                                                                             ----------------------

If the answer to item 3 is "YES", complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceeding calendar year must complete:
o  Items 4 through 19.a quarterly,
o Items 20 through 23 annually with the December report, and o Memorandum items 1 through 4 annually with the December report.


Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete: o Items 4 through 23 annually with the December report, and o Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete: o Items 4 through 11 annually with the December report, and o Memorandum items 1 through 3 annually with the December report.

                                                                   ----------------------------------------------------------------
                                                                   -----------------------------------------------------------------
                                                                      (Column A)       (Column B)      (Column C)        (Column D)
                                                                    Managed Assets  Non-Managed Assets Number of          Number of
                                                                                                     Managed Accounts    Non-Managed
                                                                                                                          Accounts
                                                                   -----------------------------------------------------------------
                                                                   -------------------------------------------------------------
           Dollar Amounts in Thousands                             Tril | Bil | Mil Trilo| Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS                                          RCFD B868        RCFD B869       RCFD B870   RCFD B871
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
4.  Personal trust and agency accounts______________________________      3,410,000           16,000     129                 35 4
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
5.  Retirement related trust and agency accounts:                     RCFD B872        RCFD B873       RCFD B874   RCFD B875
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
a.  Employee benefit-defined contribution____________________________     3,079,000       24,171,000      23                 10 5.a
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
                                                                      RCFD B876        RCFD B877       RCFD B878   RCFD B879
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
b.  Employee benefit-defined benefit______________________________       27,457,000       19,213,000     152                 36 5.b
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
                                                                      RCFD B880        RCFD B881       RCFD B882   RCFD B883
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
c.  Other retirement accounts____________________________________                 0        1,340,000       0                  7 5.c
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
                                                                      RCFD B884        RCFD B885       RCFD C001   RCFD C002
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
6.  Corporate trust and agency accounts_______________________________            0       47,478,000       0              8,801 6
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
                                                                      RCFD B886                        RCFD B888
                                                                   -----------------                 -------------
                                                                   -----------------                 -------------
7.  Investment management agency accounts__________________________      13,745,000                    1,824                    7
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
                                                                      RCFD B890        RCFD B891       RCFD B892   RCFD B893
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------
8. Other fiduciary accounts__________________________________                     0          597,000       0                 19 8
                                                                   -------------------------------------------------------------
                                                                   -------------------------------------------------------------

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       40
                                                                                                   --------

SCHEDULE RC-T--CONTINUED

                                                              (Column A)          (Column B)       (Column C)         (Column D)
                                                                Managed           Non-Managed       Number of         Number of
                                                                Assets              Assets           Managed         Non-Managed
                                                                                                    Accounts           Accounts
          Dollar Amounts in Thousands                      Tril Bil Mil Thou   Tril Bil Mil Thou                              u
FIDUCIARY AND RELATED
ASSETS--Continued
9. Total fiduciary accounts                                    RCFD B894           RCFD B895              RCFD B896      RCFD B897
    (sum of items 4 through 8)                                     47,691,000          92,815,000            2,128      8,908 9
                                                                                   RCFD B898                            RCFD B899
10. Custody and safekeeping accounts                                                1,371,035,000                      12,219 10
11. Fiduciary accounts held in foreign                         RCFN B900           RCFN B901             RCFN B902        RCFN B903
     offices (included in items 9 and 10)                                   0                   0                0          0 11

                                                                      Dollar Amounts in Thousands             RIAD    Bill Mil Thou
FIDUCIARY AND RELATED SERVICES INCOME
12. Personal trust and agency accounts                                                                        B904     18,000 12
13. Retirement related trust and agency accounts:
      a. Employee benefit--defined contribution                                                                B905     30,000 13.a
      b. Employee benefit--defined benefit                                                                     B906     17,000 13.b
      c. Other retirement accounts                                                                            B907          0 13.c
14. Corporate trust and agency accounts                                                                       A479     57,000 14
15. Investment management agency accounts                                                                     B908     29,000 15
16. Other fiduciary accounts                                                                                  A480          0 16
17. Custody and safekeeping accounts                                                                          B909     41,000 17
18. Other fiduciary and related services income                                                               B910     13,000 18
      Total gross fiduciary and related services income (sum of items 12 through 18)
      (must equal Schedule RI, item 5.a)                                                                      4070    205,000 19
      a. Fiduciary and related services income-foreign offices (included in item 19)         B912   13,000                    19.a
20. Less: Expenses                                                                                            C058        N/A 20
21. Less: Net losses from fiduciary and related services                                                      A488        N/A 21
22. Plus: Intracompany income credits for fiduciary and related services                                      B911        N/A 22
23. Net fiduciary and related services income                                                                 A491        N/A 23

                                                                                                                         Managed
Memoranda                                                                                                                 Assets
         Dollars Amounts in Thousands                                                                         RCFD     Bil Mil Thou
1. Managed assets held in personal trust and agency accounts:
    a. Non interest-bearing deposits                                                                          B913        N/A M.1.a
    b. Interest-bearing deposits                                                                              B914        N/A M.1.b
    c. U.S. Treasury and U.S. Government agency obligations                                                   B915        N/A M.1.c
    d. State, county and municipal obligations                                                                B916        N/A M.1.d
    e. Money market mutual funds                                                                              B917        N/A M.1.e
    f. Other short-term obligations                                                                           B918        N/A M.1.f
    g. Other notes and bonds                                                                                  B919        N/A M.1.g
    h. Common and preferred stocks                                                                            B920        N/A M.1.h
    i. Real estate mortgages                                                                                  B921        N/A M.1.i
    j. Real estate                                                                                            B922        N/A M.1.j
    k. Miscellaneous assets                                                                                   B923        N/A M.1.k
    l. Total assets of managed personal trust and agency accounts (sum of Memorandum
       items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)                                    B868        N/A M.1.l

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       41
                                                                                                   --------


SCHEDULE RC-T--CONTINUED

Memoranda--Continued
                                                                                        (Column A)             (Column B)
                                                                                         Number of          Principal Amount
                                                                                          Issues               Outstanding
          Dollar Amounts in Thousands                                               RCFD                RCFD   Bil  Mil  Thou
2. Corporate trust and agency accounts:
    a. Corporate and municipal trusteeships                                         B927                B928A               M.2.a
    b. Transfer agent, registrar, paying agent, and other corporate agency          B929                  N/A               M.2.b

                                                                                        (Column A)             (Column B)
                                                                                         Number of           Market Value of
                                                                                           Funds               Fund Assets
          Dollar Amounts in Thousands                                               RCFD                RCFD   Bil  Mil  Thou
3. Collective investment funds and common trust funds:
    a. Domestic equity                                                              B931                B932A               M.3.a
    b. International/Global equity                                                  B933                B934A               M.3.b
    c. Stock/Bond blend                                                             B935                B936A               M.3.c
    d. Taxable bond                                                                 B937                B938A               M.3.d
    e. Municipal bond                                                               B939                B940A               M.3.e
    f. Short term investments/Money market                                          B941                B942A               M.3.f
    g. Specialty/Other                                                              B943                B944A               M.3.g
    h. Total collective investment funds (sum of Memorandum item 3.a through 3.g)   B945                B946A               M.3.h

                                                                                  (Column A)          (Column B)        (Column C)
                                                                                 Gross Losses        Gross Losses       Recoveries
                                                                                    Managed           Non-Managed
                                                                                   Accounts            Accounts
          Dollar Amounts in Thousands                                         RIAD       Mil  ThouRIAD       Mil  ThouRIAD  Mil Thou
4. Fiduciary settlements surcharges and other losses:
    a. Personal trust and agency accounts                                     B947                B948A        B949A         M.4.a
    b. Retirement related trust and agency accounts                           B950                B951A        B952A         M.4.b
    c. Investment management agency accounts                                  B953                B954A        B955A         M.4.c
    d. Other fiduciary accounts and related services                          B956                B957A        B958A         M.4.d
    e. Total fiduciary settlements, surcharges, and other losses
        (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal
        Schedule RC-T, item 21)                                               B959                B960A        B961A         M.4.e

Person to whom questions about Schedule RC-T--Fiduciary and Related Services should be directed:

                Melinda Davis, VP
                Name and Title (TEXT B962)

                melinda.davis@db.com
                E-mail Address (TEXT B926)

                (615) 835-2902                                                                                     (615) 835-2930
                Telephone:  Area code/phone number/extension (TEXT B963)                     FAX: Area code/phone number (TEXT B964)

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       42
                                                                                                   --------

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS                                                      FFIEC 031
        REPORTED IN THE REPORTS OF CONDITIONS AND INCOME                                                               RC-31
    at close of business on September 30, 2003
           Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365                                                42
              DEUTSCHE BANK TRUST COMPANY AMERICA                   NEW YORK         NY
   LEGAL TITLE OF BANK                                                CITY          STATE

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public.
BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT
SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN If, subsequent to the original submission, material changes are THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL submitted for the data reported in the Reports of Condition and BANK CUSTOMERS, REFERENCES TO THE AMOUNTS Income, the existing narrative statement will be deleted from the REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, files, and from disclosure; the bank, at its option, may replace it with OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING a statement, under signature, appropriate to the amended data.
TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE
PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The state-ment should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 char-acters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

 All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.










 The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of the statements exceeding the 750-character limit described above.) THE STATEMENT WILL NOT
 BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVI-
 SORY AGENCIES FOR ACCURACY OR RELEVANCE.  DISCLO-
 SURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY
 FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CON-
 FIRMED THE ACCURACY OF THE INFORMATION CONTAINED
 THEREIN.  A STATEMENT TO THIS EFFECT WILL APPEAR ON
 ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUB-
 MITED BY THE MANAGEMENT OF THE REPORTING BANK.









   X = NO COMMENT  Y=COMMENT            6979                X
   BANK MANAGEMENT STATEMENT (please type or print clearly):
                     TEXT (70 characters per line)
       6980






Signature of Executive Officer of Bank                                           Date of Signature

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                               FFIEC 031
--------------------------------------------------------------------------
Legal Title of Bank                                                                                RI-2
Transmitted to InterCept on 11/14/2003. Confirmation Number - 0013365
FDIC Certificate Number - 00623                                                                    --------
                                                                                                       43
                                                                                                   --------

          THIS PAGE IS TO BE COMPLETED BY ALL BANKS
Transmitted to InterCept on 11/14/2003.  Confirmation Number - 0013365
                                                                                                                            43
              NAME AND ADDRESS OF BANK                                           OMB No. For OCC: 1557-0081
                                                                                OMB No. For FDIC: 3064-0052
                                                                                 OMB No. For Federal Reserve: 7100-0036
              DEUTSCHE BANK TRUST COMPANY AMERICAS                          Expiration Date: 4/30/2006
              60 WALL STREET
              NEW YORK, NY  10005-2858                                           SPECIAL REPORT
                                                                               (Dollar Amounts in Thousands)
                                                                            CLOSE OF BUSINESS DATE        FDIC Certificate Number
                                                                            9/30/2003                                    623

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against sub-item (a). (Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.


                                                                                                        RCFD
a. Number of loans made to executive officers since the previous Call Report Date                       3561               0 a
b. Total dollar amount of above loans (in thousands of dollars)                                         3562               0 b
c. Range of interest charged on above loans                                    From                      To
    (example: 9-3/4% = 9.75)                                                7701               0.00%    7702           0.00% c

SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                    DATE (Month, Day, Year)

Statement of Resources and Liabilities
          Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                                                          2,807,000
Interest-bearing balances                                                                                     113,000
Securities:
Held-to-maturity securities                                                                                         0
Available-for-sale securities                                                                                  58,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices                                                                      1,958,000
Securities purchased under agreements to resell                                                             5,503,000
Loans and lease financings receivables:
Loans and leases held for sale                                                                                      0
Loans and leases, net of unearned income                                      7,534,000
LESS:  Allowance for loan and lease losses                                      385,000
Loans and leases, net of unearned income and allowance                                                      7,149,000
Trading Assets                                                                                             12,644,000
Premises and fixed assets (including capitalized leases)                                                      278,000
Other real estate owned                                                                                        60,000
Investments in unconsolidated subsidiaries and associated companies                                         3,046,000
Customers' liability to this bank on acceptances outstanding                                                        0
Intangible assets:
Goodwill                                                                                                            0
Other intangible assets                                                                                        29,000
Other assets                                                                                                2,193,000
Total assets                                                                                               35,838,000

FDIC /54C (3-90)

LIABILITIES
          Dollar Amounts in Thousands
Deposits:
In domestic offices                                                                                         8,679,000
Noninterest-bearing                                                           2,595,000
Interest-bearing                                                              6,084,000
In foreign offices, Edge and Agreements subsidiaries, and IBFs                                              8,941,000
Noninterest-bearing                                                           2,347,000
Interest-bearing                                                              6,594,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices                                                                 7,341,000
Securities sold under agreements to repurchase                                                                      0
Trading liabilities                                                                                         1,331,000
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)                103,000
Bank's liability on acceptances executed and outstanding                                                            0
Subordinated notes and debentures                                                                               9,000
Other liabilities                                                                                           1,711,000
Total liabilities                                                                                          28,115,000
Minority Interest in consolidated subsidiaries                                                                624,000

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                               1,500,000
Common stock                                                                                                2,127,000
Surplus (exclude all surplus related to preferred stock)                                                      584,000
Retained earnings                                                                                           2,879,000
Accumulated other comprehensive income                                                                          9,000
Other equity capital components                                                                                     0
Total equity capital                                                                                         7,099,00
Total liabilities, minority interest, and equity capital                                                   35,838,000


We, the undersigned directors, attest to the I, MARY E. FISHER, MANAGING DIRECTOR correctness of this statement of resources and (Name, Title) liabilities. We declare that it has been examined of the above named bank do here declare by us, and to the best of our knowledge and that this Report of Condition is true and belief has been prepared in conformance correct to the best of my knowledge and belief. with the instructions and is true and correct.



Director #1                                                    _______________________________________________

Director #2                                                    _______________________________________________

Director #3                                                    _______________________________________________

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